As filed with the Securities and Exchange Commission on October 19, 2010.
===============================================================================
                                                   1933 Act File No. 333-125751
                                                    1940 Act File No. 811-21774


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                        FIRST TRUST EXCHANGE-TRADED FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:



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                        FIRST TRUST EXCHANGE-TRADED FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                                                October 19, 2010

Dear Shareholder:

      The accompanying materials relate to the Joint Special Meetings of Shareholders (collectively referred to as the "Meeting") of each portfolio (each, a "Fund" and, together, the "Funds") of the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund (each, a "Trust" and collectively, the "Trusts"). The Meeting will be held at the offices of First Trust Advisors, L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, December 6, 2010, at 4:00 p.m. Central time.

      Upon the closing on October 12, 2010 of a transaction (the "Transaction"), which, as described in the accompanying Joint Proxy Statement, resulted in a "change in control" of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment advisor to each of the Funds, the investment management agreements between each Trust (with respect to the applicable Funds) and the Advisor automatically terminated in accordance with their respective terms. The Advisor continues to provide investment advisory services to the Funds on an interim basis as permitted by the Investment Company Act of 1940. However, in order for the Advisor to continue to provide investment advisory services to the Funds beyond the interim period, shareholders of each Fund will be asked at the Meeting to vote to approve a new investment management agreement between the Advisor and the applicable Trust with respect to their Fund. The Board of Trustees of each Trust is recommending that shareholders approve the new investment management agreements for their Funds.

      Some important facts to note about the Transaction are:

      o The Transaction had no effect on the number of Fund shares you own or the value of those Fund shares.

      o Subject to shareholder approval, First Trust Advisors will continue to provide investment advisory services to the Funds.

      o Your Fund's contractual advisory fee rate will not increase.

      o The Transaction is not expected to result in a change in the persons responsible for the management of the Funds or in the operations of the Funds, or in any changes in the investment approach of the Funds.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

      Thank you.

                                        Sincerely,

                                        /s/ James A. Bowen

                                        James A. Bowen
                                        Chairman of each Board of Trustees

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      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL
OR HOW TO VOTE YOUR SHARES, CALL THE TRUSTS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

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                        FIRST TRUST EXCHANGE-TRADED FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

                         to be held on December 6, 2010

October 19, 2010

To the Shareholders of:

Each Series of First Trust Exchange-Traded Fund

   First Trust Dow Jones Select MicroCap Index(SM) Fund
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund First Trust US IPO Index Fund
   First Trust NYSE Arca Biotechnology Index Fund
   First Trust Strategic Value Index Fund
   First Trust Dow Jones Internet Index(SM) Fund
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund First Trust Value Line(R) Equity Allocation Index Fund First Trust Value Line(R) Dividend Index Fund
   First Trust S&P REIT Index Fund
   First Trust ISE-Revere Natural Gas Index Fund
   First Trust ISE Water Index Fund
   First Trust ISE Chindia Index Fund
   First Trust Value Line(R) 100 Exchange-Traded Fund
   First Trust NASDAQ(R) ABA Community Bank Index Fund

Each Series of First Trust Exchange-Traded Fund II

   First Trust STOXX(R) European Select Dividend Index Fund (formerly known as First Trust Dow Jones STOXX(R) European Select Dividend Index Fund) First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
   First Trust Dow Jones Global Select Dividend Index Fund
   First Trust ISE Global Wind Energy Index Fund
   First Trust ISE Global Engineering and Construction Index Fund
   First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund First Trust ISE Global Copper Index Fund
   First Trust ISE Global Platinum Index Fund
   First Trust BICK Index Fund

Each Series of First Trust Exchange-Traded AlphaDEX(R) Fund

   First Trust Consumer Discretionary AlphaDEX(R) Fund
   First Trust Consumer Staples AlphaDEX(R) Fund
   First Trust Energy AlphaDEX(R) Fund
   First Trust Financials AlphaDEX(R) Fund
   First Trust Health Care AlphaDEX(R) Fund
   First Trust Industrials/Producer Durables AlphaDEX(R) Fund
   First Trust Materials AlphaDEX(R) Fund
   First Trust Technology AlphaDEX(R) Fund
   First Trust Utilities AlphaDEX(R) Fund
   First Trust Large Cap Core AlphaDEX(R) Fund
   First Trust Mid Cap Core AlphaDEX(R) Fund
   First Trust Small Cap Core AlphaDEX(R) Fund
   First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
   First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
   First Trust Multi Cap Value AlphaDEX(R) Fund
   First Trust Multi Cap Growth AlphaDEX(R) Fund

      Notice is hereby given that the Joint Special Meetings of Shareholders (the "Meeting") of each portfolio (each, a "Fund" and, together, the "Funds") of the First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, each a Massachusetts business trust (each, a "Trust") will be held on Monday, December 6, 2010, at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 at 4:00 p.m. Central time, for the following purposes:

            1. For each Fund, to approve a new investment management agreement between the applicable Trust, on behalf of the Fund, and First Trust Advisors L.P., the investment advisor to the Fund.

            2. To transact any other business as may properly come before the Meeting (including any adjournments or postponements thereof).

      The close of business on September 30, 2010 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

                                        By Order of the Boards of Trustees,

                                        /s/ W. Scott Jardine

                                        W. Scott Jardine
                                        Secretary


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


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      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER
TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL THE TRUSTS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

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                     This page is intentionally left blank.




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                        FIRST TRUST EXCHANGE-TRADED FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 2010

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                             JOINT PROXY STATEMENT

                                October 19, 2010

      THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER 19, 2010.

     This Joint Proxy Statement is furnished by the Boards of Trustees (each, a "Board") of the First Trust Exchange-Traded Fund (the "ETF Fund"), First Trust Exchange-Traded Fund II (the "ETF Fund II") and First Trust Exchange-Traded AlphaDEX(R) Fund (the "AlphaDEX(R) Fund"; the ETF Fund, ETF Fund II and AlphaDEX(R) Fund are each, a "Trust" and collectively, the "Trusts"), each a Massachusetts business trust, in connection with the solicitation by each Board of proxies to be voted at the Joint Special Meetings of Shareholders of each portfolio (each, a "Fund" and, together, the "Funds") of the Trusts to be held on Monday, December 6, 2010 at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Joint Special Meetings of Shareholders and a proxy card accompany this Joint Proxy Statement. In light of the proposal being considered, which applies to all of the Trusts and Funds, the Boards of Trustees of the Trusts have determined that the use of this Joint Proxy Statement is in the best interests of each Trust and Fund.

      The Boards have fixed the close of business on September 30, 2010 as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting.

      As discussed more fully below, shareholders of each Fund are being asked:

            1. To approve a new investment management agreement (each, a "New Advisory Agreement"), between the applicable Trust, with respect to its Funds, and First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), as investment advisor (the "Proposal").

            2. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

      The number of shares of beneficial interest ("Shares") of each Fund of each Trust outstanding and entitled to vote at the Meeting as of the Record Date is set forth in Appendix A. Each shareholder will be entitled to one vote for each Share owned by the shareholder, and each fractional Share will be entitled to a proportionate fractional vote. Shareholders of each Fund will vote separately on the Proposal. The failure to approve the Proposal by one Fund will not affect the approval by any other Fund.

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Fund Shares represented thereby will be voted in accordance with the instructions marked thereon, or, if no instructions are marked thereon, will be voted at the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the Proposal, and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her or its Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Trust at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Trusts, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your Shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

      Under each Trust's By-Laws, the holders of Shares representing thirty-three and a third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote present in person or by proxy will generally constitute a quorum at any meeting of shareholders; however, where a vote is to be taken by individual Funds (as in the case of the Proposal), then Shares representing thirty-three and a third percent (33-1/3%) of the voting power of the aggregate number of Shares of that Fund will be necessary to constitute a quorum for the transaction of business by that Fund. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the person presiding thereat, be adjourned without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, if a quorum is not present with respect to such matter. Any meeting of shareholders may, by motion of the person presiding thereat, be adjourned with respect to one or matters to be considered at such meeting, even if a quorum is present with respect to such matters, to a designated time and place, when such adjournment is approved by the vote of holders of Shares representing a majority of the voting power of the Shares present and entitled to vote with respect to the matter or matters adjourned, and voting on the adjournment, without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

     The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Joint Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to the person(s) for whom they hold Shares of the Funds. The solicitation of proxies will begin on or about October 19, 2010 and will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of each Trust, as well as affiliates of such service providers. A proxy solicitation firm, The Altman Group, Inc., has also been engaged to solicit proxies at a cost which is expected to be a total of approximately $252,200 for the Funds of the ETF Fund; $47,405 for the Funds of the ETF II Fund; and $174,590 for the Funds of the AlphaDEX(R) Fund. As indicated above, this cost will be borne by the Advisor.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SHAREHOLDER MEETINGS TO BE HELD ON DECEMBER 6, 2010. This Joint Proxy Statement is available on the Internet at:
               http://www.ftportfolios.com/LoadContent/ghhugqj1.

      The Trusts' most recent annual and semi-annual reports are also available on the Internet at: http://www.ftportfolios.com/Retail/etf/etflist.aspx. From this website, shareholders can "click" on the name of a Fund and then the "News & Literature" link in order to access the most recent annual and semi-annual reports of that Fund. The Trusts will furnish, without charge, copies of their most recent annual and semi-annual reports to any shareholder upon request. To request a copy, please write to the Advisor at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or call (800) 621-1675.

      You may call (800) 621-1675 for information on how to obtain directions to be able to attend the Meeting and vote in person.

      In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail or by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

      o     indicate your instructions on the proxy card;

      o     date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy card to be received BY 4:00 P.M. CENTRAL TIME, on MONDAY, DECEMBER 6, 2010. (However, proxies received after this date may still be voted in the event of an adjournment or postponement of the Meeting to a later date.)


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


                 PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENTS


BACKGROUND AND REASON FOR VOTE

      Each Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that consists of separate exchange-traded funds (i.e., the applicable Funds). The Advisor has served as investment advisor to each Fund since its inception, initially pursuant to an investment management agreement (each, an "Original Advisory Agreement"), between the Advisor and the applicable Trust, on behalf of the Fund, and currently, as described below, pursuant to an interim investment management agreement (each, an "Interim Advisory Agreement"), also between the Advisor and the applicable Trust, on behalf of the Fund.

      The Advisor is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. The Advisor has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation, and is controlled by Grace Partners and The Charger Corporation. Grace Partners is a limited partnership that is controlled by its general partner, The Charger Corporation, and has a number of limited partners. The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. Grace Partners and The Charger Corporation are each located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and have a primary business that consists of investment advisory and broker/dealer services through their ownership interests in various entities. In this regard, in addition to their interests in the Advisor, Grace Partners is the sole limited partner, and The Charger Corporation is the sole general partner, of First Trust Portfolios L.P. ("First Trust Portfolios"), a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act").

      On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the President of the Advisor, to sell 100% of the common stock of The Charger Corporation to Mr. Bowen (who will hold the interest through a limited liability company of which he is the sole member) (the "Transaction") for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October 12, 2010 (the "Transaction Closing Date"). The Transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. Mr. Bowen is a Trustee who is an "interested person" (as defined in the 1940 Act) of the Trusts (an "Interested Trustee"), the Chairman of the Board and the President of each Trust, the President of the Advisor and of First Trust Portfolios and a limited partner of Grace Partners. In light of the Transaction and his interest in and role with the Advisor, Mr. Bowen has an interest in this Proposal.

      As required by the 1940 Act, each Original Advisory Agreement provided for its automatic termination in the event of its assignment. The consummation of the Transaction resulted in a change in control of the Advisor and constituted an "assignment," as that term is defined in the 1940 Act, of each Original Advisory Agreement, thus having the effect of automatically terminating the Original Advisory Agreement with respect to each Fund on the Transaction Closing Date. Since that date, the Advisor has been providing services to the Funds


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


pursuant to the Interim Advisory Agreements. Shareholders of each Fund are being asked to approve, with respect to their Fund, the respective New Advisory Agreement between the applicable Trust and the Advisor. Shareholders should be aware of the following:

      o The Transaction had no effect on the number of Fund shares you own or the value of those Fund shares.

      o Subject to shareholder approval, the Advisor will continue to provide investment advisory services to each Fund.

      o The advisory fee rates paid by each Fund to the Advisor will not increase.

      o The Transaction is not expected to result in a change in the persons responsible for the management of the Funds or in the operations of the Funds, or in any changes in the investment approach of the Funds.

      In anticipation of the completion of the Transaction and the termination of the Original Advisory Agreements, the Board of each Trust held a meeting on September 20, 2010 (the "Board Meeting"), at which, after careful consideration (see "BOARD CONSIDERATIONS" below), the Trustees determined that, following the Transaction, it would be in the best interests of the respective Trust and Funds for First Trust Advisors to continue to act as investment advisor to the applicable Funds. Accordingly, as permitted under the 1940 Act and Rule 15a-4 thereunder ("Rule 15a-4"), the Board of Trustees of each Trust, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts (the "Independent Trustees"), approved each applicable Interim Advisory Agreement to ensure the continuation of investment advisory and portfolio management services to the Funds. As indicated above, each Interim Advisory Agreement has been in effect since the Transaction Closing Date and, pursuant to Rule 15a-4, will be in effect no longer than through March 11, 2011 (the "Interim Termination Date"), which is 150 days after the termination of the Original Advisory Agreements (see "THE INTERIM ADVISORY AGREEMENTS" below). In addition, at the Board Meeting, each Board approved, subject to shareholder approval, the New Advisory Agreements. If shareholders of a Fund do not approve the applicable New Advisory Agreement, the Board will take such action as it deems to be in the best interests of that Fund.

THE ORIGINAL ADVISORY AGREEMENTS

      As indicated above, the Advisor previously served as the investment advisor to each Fund under the applicable Original Advisory Agreement. The chart set forth in Appendix B includes, for each Fund, the date of the applicable Original Advisory Agreement, the effective date of such Agreement for the Fund, the date on which the initial shareholder of the Fund approved such Agreement, and the date(s) on which the applicable Board, including a majority of the Independent Trustees, approved, or approved the continuation of, such Agreement since the beginning of the Fund's last fiscal year.

      Under each Original Advisory Agreement, the Advisor was entitled to receive from each Fund an annual fee equal to a specified annual rate of the Fund's average daily net assets (each, a "Fee Rate"), as set forth in Appendix


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


C. In addition, for each Fund other than the First Trust ISE Global Copper Index Fund, the First Trust ISE Global Platinum Index Fund and the First Trust BICK Index Fund (such Funds, the "Unitary Fee Funds"), although the Fund is generally responsible for all its expenses, under the terms of an expense reimbursement, fee waiver and recovery agreement between the Advisor and the applicable Trust (each, an "Original Expense Agreement"), the Advisor previously agreed, in general terms, to waive fees and/or reimburse Fund expenses for a specified term to the extent necessary to prevent the annual investment management fees and expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses) from exceeding a specified percentage, also set forth in Appendix C, of the Fund's average daily net assets (each, an "Annual Expense Cap"); however, expenses borne and fees waived by the Advisor were subject to recovery by the Advisor from the Fund as provided in the applicable Original Expense Agreement. Upon the termination of the Original Advisory Agreements, the corresponding Original Expense Agreements also terminated in accordance with their terms. The Advisor has entered into new, substantially similar expense reimbursement, fee waiver and recovery agreements with the Trusts (each, a "New Expense Agreement") which include the same Annual Expense Caps for the Funds as those set forth in the Original Expense Agreements, and which will expire on October 12, 2012. In addition, under each New Expense Agreement, the Advisor has retained the ability to recover eligible amounts waived or reimbursed under the corresponding Original Expense Agreement.

      The Unitary Fee Funds have generally not been responsible for all of their own expenses; rather, the Advisor, in the applicable Original Advisory Agreement, agreed to pay substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, but excluding the advisory fee, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. In addition, the applicable Original Advisory Agreement for the Unitary Fee Funds provided for the ability of the Advisor to waive all or a portion of its compensation thereunder. (The provisions described in this paragraph are referred to as the "Unitary Fund Fee Provisions.")

      Set forth on Appendix C are, for each Fund, its Fee Rate and, if applicable, its Annual Expense Cap (as noted above), as well as its approximate net assets as of September 10, 2010.

THE INTERIM ADVISORY AGREEMENTS

      Many of the terms of the Interim Advisory Agreements are the same as those of the corresponding Original Advisory Agreements; however, there are, among other differences, differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, for each Fund, the applicable Interim Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of the Fund approve the applicable New Advisory Agreement, whichever occurs first. In addition, each Interim Advisory Agreement may be terminated on behalf of a Fund by action of its applicable Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 10 calendar days' written notice to the Advisor, without payment of any penalty.

      For each Fund, the rate of compensation paid to the Advisor is the same under the applicable Interim Advisory Agreement, Original Advisory Agreement and New Advisory Agreement, and the Interim Advisory Agreement for the Unitary Fee Funds includes the Unitary Fund Fee Provisions. The compensation accrued under each Interim Advisory Agreement, however, is to be held in an interest-bearing escrow account with the Fund's custodian or another bank designated by the applicable Trust. If the New Advisory Agreement is approved by shareholders of a Fund by the Interim Termination Date, the amount in the escrow account for the Fund (including the interest earned) will be paid to the Advisor. However, if shareholders of the Fund do not approve the New Advisory Agreement by such date, the Advisor will be paid, out of the escrow account, the lesser of: (i) any costs incurred by the Advisor in performing services under the Interim Advisory Agreement for that Fund (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account for that Fund (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW ADVISORY AGREEMENTS AND ORIGINAL ADVISORY
      AGREEMENTS

      Below is a brief comparison of certain terms of the Original Advisory Agreements to the corresponding terms of the New Advisory Agreements. Many of the terms of the New Advisory Agreements, including fees payable to the Advisor by the applicable Fund thereunder, are substantially the same in all material respects to the terms of the corresponding Original Advisory Agreements; however the New Advisory Agreements include new effective dates and have been updated in certain other respects. The forms of the New Advisory Agreements for each Trust and the applicable Funds are attached to this Joint Proxy Statement as Exhibits A-1 through A-4 (as set forth below), and the description of the New Advisory Agreements is qualified in its entirety by reference to such Exhibits.

--------------------------------------------------------------------------------

TRUST              FUNDS OF TRUST TO WHICH NEW ADVISORY AGREEMENT      EXHIBIT
                   APPLIES
------------------ --------------------------------------------------- ---------
ETF Fund           All                                                 A-1
------------------ --------------------------------------------------- ---------
ETF Fund II        All except:                                         A-2
                        First Trust ISE Global Copper Index Fund
                        First Trust ISE Global Platinum Index Fund
                        First Trust BICK Index Fund
------------------ --------------------------------------------------- ---------
ETF Fund II             First Trust ISE Global Copper Index Fund       A-3
                        First Trust ISE Global Platinum Index Fund
                        First Trust BICK Index Fund
------------------ --------------------------------------------------- ---------
AlphaDEX(R) Fund   All                                                 A-4
--------------------------------------------------------------------------------

      Advisory Services. As was the case under each Original Advisory Agreement, under each corresponding New Advisory Agreement, the Advisor will agree to act as the investment advisor for, and to manage the investment and reinvestment of the assets of, the applicable Funds in accordance with their respective investment objectives and policies and limitations, and will administer the Funds' affairs to the extent requested by and subject to the supervision of the Board of Trustees of the applicable Trust. Moreover, each New Advisory Agreement provides, and each corresponding Original Advisory Agreement also provided, that the investment of each applicable Fund's assets will be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the 1940 Act. In addition, the Advisor agreed under the Original Advisory Agreement, and will agree under the New Advisory Agreement, to furnish office facilities and equipment as well as certain clerical, bookkeeping and administrative services.

      Compensation. As compensation for its services and facilities furnished to a Fund under each New Advisory Agreement, the Advisor will be entitled to receive fees calculated at the same Fee Rate as that to which it was entitled under the corresponding Original Advisory Agreement. In addition, the New Advisory Agreement for the Unitary Fee Funds includes the Unitary Fund Fee Provisions. The amounts of each Fund's advisory fee, as well as fees waived and expenses reimbursed by the Advisor (if any) for its last fiscal year are set forth in Appendix D.

      Continuance. The Original Advisory Agreement was originally in effect with respect to each applicable Fund for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved, at least annually, in the manner required by the 1940 Act. If the shareholders of the Funds approve the New Advisory Agreements, if not terminated earlier, each New Advisory Agreement will expire with respect to each such Fund on the two-year anniversary of the date of its effectiveness unless continued. Thereafter, the New Advisory Agreements may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      Termination. As was the case under each Original Advisory Agreement, the corresponding New Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder) and (b) may be terminated with respect to a Fund at any time without the payment of any penalty by the Fund or by the Advisor upon 60 days' written notice to the other party. Each Fund may effect termination by action of the applicable Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund, accompanied by appropriate notice.

      Limitation of Liability. As was the case under each Original Advisory Agreement, each New Advisory Agreement provides that the Advisor will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention has been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation has been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

SECTION 15(f) OF THE 1940 ACT

      Section 15(f) of the 1940 Act is a safe harbor that provides in substance that, when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the sale as long as two conditions are met. The first condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940
Act) of the investment advisor or predecessor advisor. The second condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). If either condition of Section 15(f) is not met, the safe harbor is not available.

      The Board has not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on the Trusts. In addition, the Trusts have adopted procedures which include steps intended to cause the conditions of Section 15(f) to be met.

BOARD CONSIDERATIONS

ETF FUND

      The Board of ETF Fund, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement (collectively, the "Agreements") at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Trust and each Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Trust and each Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement.

      On August 25, 2010, the Independent Trustees were informed about the Transaction, including that the consummation of the Transaction would constitute a change of control of the Advisor and would result in the "assignment" and termination of the Original Advisory Agreement under its terms and in accordance with Section 15 of the 1940 Act. On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. At the Board Meeting, the Board considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

      To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Advisory Agreement required by Rule 15a-4, the Agreements were the same in all material respects as the Original Advisory Agreement. The Board noted that it had recently considered the Advisor's capabilities and the terms of the Original Advisory Agreement at a meeting held on March 21-22, 2010 and had determined to renew the Original Advisory Agreement on behalf of each Fund, except for First Trust NASDAQ(R) ABA Community Bank Index Fund, for an additional one-year term (the "2010 Renewal"). The Board noted that it had approved the Original Advisory Agreement on behalf of First Trust NASDAQ(R) ABA Community Bank Index Fund for an initial two-year term ending July 1, 2011. The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. Prior to the Board Meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 in connection with the 2010 Renewal and that the Board could continue to rely on such information.

      Because the Board determined that any differences between the Original Advisory Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. The Board considered that the information presented in connection with the 2010 Renewal was also relevant to First Trust NASDAQ(R) ABA Community Bank Index Fund. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

      In reviewing the Agreements for each Fund, the Board considered the nature, quality and extent of services to be provided by the Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor responsible for providing services to the Trust and each Fund. The Board also considered the representations of the Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Trust and each Fund by the Advisor under the Agreements are expected to be satisfactory.

      The Board considered the advisory fees payable by each Fund under the Agreements, noting that they would be the same as the fees payable by each Fund under the Original Advisory Agreement. The Board considered that the Advisor agreed to extend the expense cap for each Fund for a two-year period in connection with the approval of the Agreements. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne by the Advisor. The Board considered that in connection with the 2010 Renewal it had reviewed the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. The Board also considered performance information for each Fund, including each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of each Fund and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor to each Fund under the Agreements.

      The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund other than First Trust NASDAQ(R) ABA Community Bank Index Fund for the twelve months ended December 31, 2009 and had noted that the Advisor estimated that it incurred a loss in providing services to each such Fund in 2009 except for First Trust Value Line(R) Dividend Index Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that approval of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

      Accordingly, the Board recommends that shareholders of ETF Fund vote to approve the New Advisory Agreement for their applicable Fund.

ETF FUND II

      The Board of ETF Fund II, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement (collectively, the

"Non-Unitary Fee Agreements") with the Advisor on behalf of the following Funds (each a "Non-Unitary Fee Fund" and collectively, the "Non-Unitary Fee Funds"):

      First Trust STOXX(R) European Select Dividend Index Fund
      First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund First Trust Dow Jones Global Select Dividend Index Fund
      First Trust ISE Global Engineering and Construction Index Fund
      First Trust ISE Global Wind Energy Index Fund
      First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund

      The Board of ETF Fund II, including the Independent Trustees, also approved the Interim Advisory Agreement and the New Advisory Agreement (collectively, the "Unitary Fee Agreements" and together with the Non-Unitary Fee Agreements, the "Agreements") with the Advisor on behalf of the following Funds (each a "Unitary Fee Fund" and collectively, the "Unitary Fee Funds"):

      First Trust ISE Global Copper Index Fund
      First Trust ISE Global Platinum Index Fund
      First Trust BICK Index Fund

      The Board approved the Agreements at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Trust and each Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Trust and each Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement for the Non-Unitary Fee Funds (the "Original Non-Unitary Fee Agreement") and the Original Advisory Agreement for the Unitary Fee Funds (the "Original Unitary Fee Agreement" and together with the Original Non-Unitary Fee Agreements, the "Original Agreements").

      On August 25, 2010, the Independent Trustees were informed about the Transaction, including that the consummation of the Transaction would constitute a change of control of the Advisor and would result in the "assignment" and termination of the Original Agreements under their terms and in accordance with
Section 15 of the 1940 Act. On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. At the Board Meeting, the Board considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

      To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Advisory Agreements required by Rule 15a-4, the Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's capabilities and the terms of the Original Non-Unitary Fee Agreement at a meeting held on March 21-22, 2010 and had determined to renew the Original Non-Unitary Fee Agreement on behalf of each Non-Unitary Fee Fund, except for First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund, for an additional one-year term (the "2010 Renewal"). The Board noted that it had approved the Original Non-Unitary Fee Agreement on behalf of First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund for an initial two-year term ending November 9, 2011. The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. Prior to the Board Meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 in connection with the 2010 Renewal and that the Board could continue to rely on such information. With respect to the Unitary Fee Funds, the Board considered that it had approved the Original Unitary Fee Agreement on behalf of each Fund for an initial two-year term in January 2010 (the "2010 Unitary Fee Approval"). The Board considered that in connection with the 2010 Unitary Fee Approval, it had received a report from the Advisor that, among other things, outlined the services to be provided by the Advisor to each Unitary Fee Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for each Unitary Fee Fund as compared to fees charged by investment advisors to comparable exchange-traded funds ("ETFs"), and as compared to fees charged to other Advisor clients with similar investment objectives, and to other ETFs managed by the Advisor; the estimated expenses to be incurred in providing services to each Unitary Fee Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and First Trust Portfolios L.P.; and a summary of the Advisor's compliance program.

      Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal and 2010 Unitary Fee Approval applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

      In reviewing the Agreements for each Fund, the Board considered the nature, quality and extent of services to be provided by the Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor responsible for providing services to the Trust and each Fund. The Board also considered the representations of the Advisor that there will be no diminution in services provided under the

Agreements. In light of the information presented and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal and 2010 Unitary Fee Approval, the Board concluded that the nature, quality and extent of services to be provided to the Trust and each Fund by the Advisor under the Agreements are expected to be satisfactory.

      The Board considered the advisory fees payable by each Fund under the Agreements, noting that they would be the same as the fees payable by each Fund, except for First Trust BICK Index Fund, under the Original Agreements. The Board considered that for First Trust BICK Index Fund, the Advisor proposed to reduce the Fund's unitary fee from 0.70% of average daily net assets to 0.64% of average daily net assets. The Board noted the Advisor's statement that the reduction of the unitary fee for First Trust BICK Index Fund would not reduce the quality or quantity of services provided by the Advisor to the Fund and that the Advisor's obligations to the Fund would remain the same in all respects. At the Board Meeting, prior to considering the Agreements, the Board approved the amendment to the Original Unitary Fee Agreement with respect to First Trust BICK Index Fund's unitary fee. The Board considered that the Advisor agreed to extend the expense cap for each Non-Unitary Fee Fund for a two-year period in connection with the approval of the Non-Unitary Fee Agreements. For each Non-Unitary Fee Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Non-Unitary Fee Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Non-Unitary Fee Fund if it would result in the Non-Unitary Fee Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne by the Advisor. With respect to the Unitary Fee Funds, the Board noted that, under the Unitary Fee Agreements, the Advisor would be responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board considered that in connection with the 2010 Renewal it had reviewed the fees charged by the Advisor to other ETFs and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. The Board also considered performance information for each Fund, including each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of each Fund and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal and the 2010 Unitary Fee Approval, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor to each Fund under the Agreements.

      The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund other than First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund and the Unitary Fee Funds for the twelve months ended December 31, 2009 and had noted that the Advisor estimated that it incurred a loss in providing services to each such Fund in 2009. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that approval of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

      Accordingly, the Board recommends that shareholders of ETF Fund II vote to approve the New Advisory Agreement for their applicable Fund.

ALPHADEX(R) FUND

      The Board of AlphaDEX(R) Fund, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement (collectively, the "Agreements") at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Trust and each Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Trust and each Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the Original Advisory Agreement.

      On August 25, 2010, the Independent Trustees were informed about the Transaction, including that the consummation of the Transaction would constitute a change of control of the Advisor and would result in the "assignment" and termination of the Original Advisory Agreement under its terms and in accordance with Section 15 of the 1940 Act. On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. At the Board Meeting, the Board considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

      To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Advisory Agreement required by Rule 15a-4, the Agreements were the same in all material respects as the Original Advisory Agreement. The Board noted that it had recently considered the Advisor's capabilities and the terms of the Original Advisory Agreement at a meeting held on March 21-22, 2010 and had determined to renew the Original Advisory Agreement on behalf of each Fund for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. Prior to the Board Meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 in connection with the 2010 Renewal and that the Board could continue to rely on such information.

      Because the Board determined that any differences between the Original Advisory Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

      In reviewing the Agreements for each Fund, the Board considered the nature, quality and extent of services to be provided by the Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor responsible for providing services to the Trust and each Fund. The Board also considered the representations of the Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Trust and each Fund by the Advisor under the Agreements are expected to be satisfactory.

      The Board considered the advisory fees payable by each Fund under the Agreements, noting that they would be the same as the fees payable by each Fund under the Original Advisory Agreement. The Board considered that the Advisor agreed to extend the expense cap for each Fund for a two-year period in connection with the approval of the Agreements. For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne by the Advisor. The Board considered that in connection with the 2010 Renewal it had reviewed the fees charged by the Advisor to other exchange-traded funds ("ETFs") and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. The Board also considered performance information for each Fund, including each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance and portfolio risk on an ongoing basis.

In light of the information presented on the fees and performance of each Fund and the considerations made at the Board Meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor to each Fund under the Agreements.

      The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2009 and had noted that the Advisor estimated that it incurred a loss in providing services to each Fund in 2009. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that approval of the Agreements is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

      Accordingly the Board recommends that shareholders of AlphaDEX(R) Fund vote to approve the New Advisory Agreement for their applicable Fund.

ADDITIONAL INFORMATION ABOUT THE TRUSTS AND THE ADVISOR

      A list of the officers of the Trusts and the managing directors and principal officers of the Advisor, their positions with the Trusts and/or the Advisor, and their principal occupations are set forth below. Certain officers of the Trusts have a minority equity interest in the limited partner of the Advisor.

                             POSITION WITH THE      POSITION WITH THE
           NAME                    TRUSTS                ADVISOR                   PRINCIPAL OCCUPATION
James A. Bowen              President, Chairman   Managing Director;     President, First Trust Advisors L.P. and
                            of the Board, Chief   President              First Trust Portfolios L.P.; Chairman of
                            Executive Officer                            the Board of Directors, BondWave LLC and
                            and Trustee                                  Stonebridge Advisors LLC

Mark R. Bradley             Treasurer, Chief      Managing Director;     Chief Financial Officer, First Trust
                            Financial Officer     Chief Financial        Advisors L.P. and First Trust Portfolios
                            and Chief             Officer                L.P.; Chief Financial Officer, BondWave LLC
                            Accounting Officer                           and Stonebridge Advisors LLC


                                 - 17 -




                             POSITION WITH THE      POSITION WITH THE
           NAME                    TRUSTS                ADVISOR                   PRINCIPAL OCCUPATION

Kathleen W. Brown           None                  Chief Compliance       Chief Compliance Officer, First Trust
                                                  Officer                Advisors L.P. and First Trust Portfolios, L.P.

Robert F. Carey             None                  Chief Investment       Chief Investment Officer, First Trust
                                                  Officer                Advisors L.P. and First Trust Portfolios L.P.

Erin E. Chapman             Assistant Secretary   Assistant General      Assistant General Counsel, First Trust
                                                  Counsel                Advisors L.P. and First Trust Portfolios L.P.

James M. Dykas              Assistant Treasurer   Senior Vice President  Senior Vice President, First Trust
                                                                         Advisors L.P. and First Trust Portfolios L.P.

R. Scott Hall               None                  Managing Director      Managing Director, First Trust Advisors
                                                                         L.P. and First Trust Portfolios L.P.

W. Scott Jardine            Secretary and Chief   General Counsel        General Counsel, First Trust Advisors
                            Compliance Officer                           L.P., First Trust Portfolios L.P. and BondWave
                                                                         LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist         Vice President        Senior Vice President  Senior Vice President, First Trust
                                                                         Advisors L.P. and First Trust Portfolios L.P.

Coleen D. Lynch             Assistant Vice        Assistant Vice         Assistant Vice President, First Trust
                            President             President              Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher             Assistant Secretary   Deputy General         Deputy General Counsel, First Trust
                            and Deputy Chief      Counsel                Advisors L.P. and First Trust Portfolios L.P.
                            Compliance Officer

Ronald D. McAlister         None                  Managing Director      Managing Director, First Trust Advisors
                                                                         L.P. and First Trust Portfolios L.P.

Andrew S. Roggensack        None                  Managing Director      Managing Director, First Trust Advisors
                                                                         L.P. and First Trust Portfolios L.P.

Roger F. Testin             Vice President        Senior Vice President  Senior Vice President, First Trust
                                                                         Advisors L.P. and First Trust Portfolios L.P.

Stan Ueland                 Vice President        Vice President         Vice President, First Trust Advisors L.P.
                                                                         and First Trust Portfolios L.P.

      The business address of the Advisor and each officer and managing director of the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective for a Fund, the applicable New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund. The "vote of a majority of the outstanding voting securities" of a Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of

(i) 67% or more of the Shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of such Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of such Fund. For purposes of determining the approval of the New Advisory Agreements, abstentions and broker non-votes will have the effect of a vote against this Proposal.

      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THIS PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL THE FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

      THE BOARD OF TRUSTEES OF EACH TRUST RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE NEW ADVISORY AGREEMENTS.

                             ADDITIONAL INFORMATION

INFORMATION ABOUT THE ADMINISTRATOR AND DISTRIBUTOR

      The Bank of New York Mellon Corporation, the Funds' administrator, is located at 101 Barclay St., New York, New York 10286. In addition, BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809, provides certain board administrative services to each Trust in connection with the Boards' meetings and other related matters. First Trust Portfolios L.P., the distributor of each Fund's Shares, is located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of the Record Date, no person is known by the Trusts to have beneficially owned more than 5% of the Shares of any Fund, except as set forth in Appendix E. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval. Information as to beneficial ownership is based on securities position listing reports as of the Record Date and reports filed with the SEC by shareholders. The Funds do not have any knowledge of who the ultimate beneficiaries are of the Shares.

TRUSTEE AND OFFICER FUND OWNERSHIP

      The number of Shares of the Funds beneficially owned as of July 31, 2010 by (a) the Trustees and (b) the Trustees and officers of each Trust as a group, is set forth in Appendix F.

      As of July 31, 2010, (a) the Trustees and (b) the Trustees and officers of each Trust as a group, beneficially owned less than 1% of the total outstanding Shares of each applicable Fund. The information as to beneficial ownership is based on statements furnished by each Trustee and officer.

SUBMISSION OF SHAREHOLDER PROPOSALS

      Each Trust is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Trusts are not required to, and do not, hold annual meetings. However, special meetings of shareholders of the Funds may be called as required by the 1940 Act, or as required or permitted by the Trust's Declaration of Trust and By-Laws.

      Because each Fund does not hold annual shareholders' meetings, the anticipated date of the next shareholders' meeting (if any) cannot be provided. Shareholders who wish to present a proposal for inclusion in a future proxy statement for a subsequent shareholders' meeting should send written proposals to the applicable Trust's Secretary at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Proposals must be received by a reasonable time before a Fund begins to print and send its proxy materials for the meeting. The timely submission of a proposal does not guarantee inclusion.

SHAREHOLDER COMMUNICATIONS

      Shareholders of the Funds who want to communicate with the Board of Trustees or any individual Trustee should write the applicable Trust to the attention of the Trust Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of the Funds. Each Trust will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Trust at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 621-1675.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the applicable Trust has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Trust at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the applicable Fund(s).


Dated: October 19, 2010

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, CALL THE TRUSTS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT (866) 530-8634 WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

--------------------------------------------------------------------------------

                                   APPENDIX A

      The number of Shares of beneficial interest of each Fund of the Trusts outstanding and entitled to vote at the Meeting as of the close of business on the Record Date is set forth in the chart below:

                                                                                TICKER             SHARES
                     FIRST TRUST EXCHANGE-TRADED FUND                           SYMBOL*          OUTSTANDING
                     --------------------------------                           -------          -----------
First Trust Strategic Value Index Fund                                           FDV              1,650,002
First Trust Dow Jones Internet Index(SM) Fund                                    FDN             11,000,002
First Trust Dow Jones Select MicroCap Index(SM) Fund                             FDM              2,955,000
First Trust ISE Chindia Index Fund                                               FNI              5,950,002
First Trust ISE-Revere Natural Gas Index Fund                                    FCG             21,000,002
First Trust ISE Water Index Fund                                                 FIW              2,200,002
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                       FDL              5,200,002
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                             QQEW**           2,550,002
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                       QQXT**             900,002
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                          QTEC**          12,050,002
First Trust NASDAQ(R) ABA Community Bank Index Fund                              QABA**             400,002
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                      QCLN**           2,300,002
First Trust NYSE Arca Biotechnology Index Fund                                   FBT              4,600,002
First Trust S&P REIT Index Fund                                                  FRI              4,450,002
First Trust US IPO Index Fund                                                    FPX                550,002
First Trust Value Line(R) 100 Exchange-Traded Fund                               FVL              5,139,982
First Trust Value Line(R) Dividend Index Fund                                    FVD             12,487,986
First Trust Value Line(R) Equity Allocation Index Fund                           FVI                350,002


                                                                                TICKER             SHARES
                    FIRST TRUST EXCHANGE-TRADED FUND II                         SYMBOL*          OUTSTANDING
                    -----------------------------------                         -------          -----------
First Trust BICK Index Fund                                                      BICK**             900,002
First Trust Dow Jones Global Select Dividend Index Fund                          FGD              1,650,002
First Trust STOXX(R) European Select Dividend Index Fund                         FDD                503,334
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund            FFR              1,350,002
First Trust ISE Global Copper Index Fund                                         CU**               650,002
First Trust ISE Global Engineering and Construction Index Fund                   FLM                800,002
First Trust ISE Global Platinum Index Fund                                       PLTM**             250,002
First Trust ISE Global Wind Energy Index Fund                                    FAN              5,400,002
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund         GRID**           1,050,002

                                                                                 TICKER             SHARES
                FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND                     SYMBOL*          OUTSTANDING
                --------------------------------------------                     -------          -----------
First Trust Consumer Discretionary AlphaDEX(R) Fund                               FXD             12,550,002
First Trust Consumer Staples AlphaDEX(R) Fund                                     FXG              1,500,002
First Trust Energy AlphaDEX(R) Fund                                               FXN              2,700,002
First Trust Financials AlphaDEX(R) Fund                                           FXO             14,550,002
First Trust Health Care AlphaDEX(R) Fund                                          FXH              2,200,002
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                        FXR              2,050,002
First Trust Materials AlphaDEX(R) Fund                                            FXZ             11,550,002
First Trust Technology AlphaDEX(R) Fund                                           FXL              3,605,000
First Trust Utilities AlphaDEX(R) Fund                                            FXU              2,350,002
First Trust Large Cap Core AlphaDEX(R) Fund                                       FEX              3,100,002
First Trust Mid Cap Core AlphaDEX(R) Fund                                         FNX              2,550,002
First Trust Small Cap Core AlphaDEX(R) Fund                                       FYX              1,550,002
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                        FTA              2,500,002
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                       FTC              1,900,002
First Trust Multi Cap Value AlphaDEX(R) Fund                                      FAB                900,002
First Trust Multi Cap Growth AlphaDEX(R) Fund                                     FAD                300,002

------------------------
*  Except as noted, the Shares of each Fund are listed on NYSE Arca, Inc., an affiliate of NYSE Euronext(SM).
** The Shares of this Fund are listed on The NASDAQ(R) Stock Market, Inc.

                                                  APPENDIX B

                                                                                    DATE INITIAL        DATE(S) BOARD APPROVED,
                                                                                     SHAREHOLDER              OR APPROVED
                                                                EFFECTIVE DATE      APPROVED THE          CONTINUATION OF, THE
                                                                 OF ORIGINAL          ORIGINAL             ORIGINAL ADVISORY
                                                                   ADVISORY           ADVISORY        AGREEMENT SINCE BEGINNING OF
          FIRST TRUST EXCHANGE-TRADED FUND*                       AGREEMENT           AGREEMENT             LAST FISCAL YEAR
          --------------------------------                        ---------           ---------             ----------------
First Trust Strategic Value Index Fund                            7/11/2006           3/13/2006         3/21-22/2010; 3/1-2/2009
First Trust Dow Jones Internet Index(SM) Fund                     6/23/2006           3/13/2006         3/21-22/2010; 3/1-2/2009
First Trust Dow Jones Select MicroCap Index(SM) Fund              9/24/2005           6/13/2005         3/21-22/2010; 3/1-2/2009
First Trust ISE Chindia Index Fund                                 5/7/2007           1/17/2007         3/21-22/2010; 3/1-2/2009
First Trust ISE-Revere Natural Gas Index Fund                      5/7/2007           1/17/2007         3/21-22/2010; 3/1-2/2009
First Trust ISE Water Index Fund                                   5/7/2007           1/17/2007         3/21-22/2010; 3/1-2/2009
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund        3/15/2006          12/12/2005         3/21-22/2010; 3/1-2/2009
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund              4/25/2006           1/23/2006         3/21-22/2010; 3/1-2/2009
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund        2/14/2007           6/12/2006         3/21-22/2010; 3/1-2/2009
First Trust NASDAQ-100-Technology Sector Index(SM) Fund           4/25/2006           1/23/2006         3/21-22/2010; 3/1-2/2009
First Trust NASDAQ(R) ABA Community Bank Index Fund                7/1/2009           5/11/2009                  5/11/2009
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund       2/14/2007           7/26/2006         3/21-22/2010; 3/1-2/2009
First Trust NYSE Arca Biotechnology Index Fund                    6/23/2006           3/13/2006         3/21-22/2010; 3/1-2/2009
First Trust S&P REIT Index Fund                                    5/4/2007          12/11/2006         3/21-22/2010; 3/1-2/2009
First Trust US IPO Index Fund                                     4/13/2006           1/23/2006         3/21-22/2010; 3/1-2/2009
First Trust Value Line(R) 100 Exchange-Traded Fund                3/21/2007           1/17/2007         3/21-22/2010; 3/1-2/2009
First Trust Value Line(R) Dividend Index Fund                    10/13/2006           7/26/2006         3/21-22/2010; 3/1-2/2009
First Trust Value Line(R) Equity Allocation Index Fund           10/13/2006           7/26/2006         3/21-22/2010; 3/1-2/2009

*    The Original Advisory Agreement is dated September 24, 2005.

                                                                                           DATE INITIAL     DATE(S) BOARD APPROVED,
                                                                                           SHAREHOLDER            OR APPROVED
                                                                         EFFECTIVE DATE    APPROVED THE      CONTINUATION OF, THE
                                                                           OF ORIGINAL       ORIGINAL          ORIGINAL ADVISORY
                                                                            ADVISORY         ADVISORY      AGREEMENT SINCE BEGINNING
         FIRST TRUST EXCHANGE-TRADED FUND II*                               AGREEMENT       AGREEMENT         OF LAST FISCAL YEAR
         -----------------------------------                                ---------       ---------         -------------------
First Trust BICK Index Fund                                                  4/1/2010        1/21/2010              1/21/2010
First Trust Dow Jones Global Select Dividend Index Fund                    11/20/2007        7/18/2007           3/21-22/2010
First Trust STOXX(R) European Select Dividend Index Fund                    8/30/2007        4/16/2007           3/21-22/2010
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund       8/30/2007        4/16/2007           3/21-22/2010
First Trust ISE Global Copper Index Fund                                     3/8/2010        1/21/2010              1/21/2010
First Trust ISE Global Engineering and Construction Index Fund             10/15/2008        9/15/2008           3/21-22/2010
First Trust ISE Global Platinum Index Fund                                   3/8/2010        1/21/2010              1/21/2010
First Trust ISE Global Wind Energy Index Fund                               6/18/2008        5/22/2008           3/21-22/2010
First Trust NASDAQ(R) Clean Edge(R) Smart Grid                             11/16/2009        8/24/2009            8/24/2009**
     Infrastructure Index Fund

*   The Original Advisory Agreement for the Unitary Fee Funds is dated March 8,
    2010. The Original Advisory Agreement for the Funds other than the Unitary
    Fee Funds is dated August 30, 2007.
**  Date of initial approval (prior to beginning of last fiscal year).


                                                                                          DATE INITIAL     DATE(S) BOARD APPROVED,
                                                                                          SHAREHOLDER            OR APPROVED
                                                                       EFFECTIVE DATE     APPROVED THE      CONTINUATION OF, THE
                                                                         OF ORIGINAL        ORIGINAL          ORIGINAL ADVISORY
                                                                          ADVISORY          ADVISORY      AGREEMENT SINCE BEGINNING
      FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND*                       AGREEMENT        AGREEMENT         OF LAST FISCAL YEAR
      --------------------------------------------                        ---------        ---------         -------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                       5/10/2007        12/11/2006            3/21-22/2010
First Trust Consumer Staples AlphaDEX(R) Fund                             5/10/2007        12/11/2006            3/21-22/2010
First Trust Energy AlphaDEX(R) Fund                                       5/10/2007        12/11/2006            3/21-22/2010
First Trust Financials AlphaDEX(R) Fund                                   5/10/2007        12/11/2006            3/21-22/2010
First Trust Health Care AlphaDEX(R) Fund                                  5/10/2007        12/11/2006            3/21-22/2010
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                5/10/2007        12/11/2006            3/21-22/2010
First Trust Materials AlphaDEX(R) Fund                                    5/10/2007        12/11/2006            3/21-22/2010
First Trust Technology AlphaDEX(R) Fund                                   5/10/2007        12/11/2006            3/21-22/2010
First Trust Utilities AlphaDEX(R) Fund                                    5/10/2007        12/11/2006            3/21-22/2010
First Trust Large Cap Core AlphaDEX(R) Fund                               5/10/2007        12/11/2006            3/21-22/2010
First Trust Mid Cap Core AlphaDEX(R) Fund                                 5/10/2007        12/11/2006            3/21-22/2010
First Trust Small Cap Core AlphaDEX(R) Fund                               5/10/2007        12/11/2006            3/21-22/2010
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                5/10/2007        12/11/2006            3/21-22/2010
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund               5/10/2007        12/11/2006            3/21-22/2010
First Trust Multi Cap Value AlphaDEX(R) Fund                              5/10/2007        12/11/2006            3/21-22/2010
First Trust Multi Cap Growth AlphaDEX(R) Fund                             5/10/2007        12/11/2006            3/21-22/2010

*    The Original Advisory Agreement is dated April 26, 2007.

                                   APPENDIX C

                                                                               ANNUAL RATE OF        ANNUAL
                                                                              COMPENSATION OF    EXPENSE CAP AS
                                                                                ADVISOR AS A      A PERCENTAGE       APPROXIMATE
                                                                               PERCENTAGE OF       OF AVERAGE         NET ASSETS
                                                                             AVERAGE DAILY NET      DAILY NET           AS OF
               FIRST TRUST EXCHANGE-TRADED FUND                                    ASSETS            ASSETS       SEPTEMBER 10, 2010
               --------------------------------                                    ------            ------       ------------------
First Trust Strategic Value Index Fund                                             0.50%              0.65%          $ 34,407,411
First Trust Dow Jones Internet Index(SM) Fund                                      0.40%              0.60%          $224,664,451
First Trust Dow Jones Select MicroCap Index(SM) Fund                               0.50%              0.60%          $ 50,151,811
First Trust ISE Chindia Index Fund                                                 0.40%              0.60%          $132,267,163
First Trust ISE-Revere Natural Gas Index Fund                                      0.40%              0.60%          $344,975,923
First Trust ISE Water Index Fund                                                   0.40%              0.60%          $ 40,012,356
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                         0.30%              0.45%          $ 67,059,251
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                               0.40%              0.60%          $ 46,865,087
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                         0.40%              0.60%          $ 16,800,373
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                            0.40%              0.60%          $192,604,458
First Trust NASDAQ(R) ABA Community Bank Index Fund                                0.40%              0.60%          $  8,607,912
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        0.40%              0.60%          $ 32,373,629
First Trust NYSE Arca Biotechnology Index Fund                                     0.40%              0.60%          $153,056,645
First Trust S&P REIT Index Fund                                                    0.30%              0.50%          $ 55,908,224
First Trust US IPO Index Fund                                                      0.40%              0.60%          $ 10,088,807
First Trust Value Line(R) 100 Exchange-Traded Fund                                 0.50%              0.70%          $ 57,956,955
First Trust Value Line(R) Dividend Index Fund                                      0.50%              0.70%          $170,923,532
First Trust Value Line(R) Equity Allocation Index Fund                             0.50%              0.70%          $  6,271,307


                                                                               ANNUAL RATE OF        ANNUAL
                                                                              COMPENSATION OF    EXPENSE CAP AS
                                                                                ADVISOR AS A      A PERCENTAGE       APPROXIMATE
                                                                               PERCENTAGE OF       OF AVERAGE         NET ASSETS
                                                                             AVERAGE DAILY NET      DAILY NET           AS OF
              FIRST TRUST EXCHANGE-TRADED FUND II                                  ASSETS            ASSETS       SEPTEMBER 10, 2010
              -----------------------------------                                  ------            ------       ------------------
First Trust BICK Index Fund                                                        0.64%*              N/A            $20,561,601
First Trust Dow Jones Global Select Dividend Index Fund                            0.40%              0.60%           $33,624,956
First Trust STOXX(R) European Select Dividend Index Fund                           0.40%              0.60%           $ 6,518,548
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund              0.40%              0.60%           $43,969,356
First Trust ISE Global Copper Index Fund                                           0.70%               N/A            $ 5,902,437
First Trust ISE Global Engineering and Construction Index Fund                     0.40%              0.70%           $29,883,956
First Trust ISE Global Platinum Index Fund                                         0.70%               N/A            $ 6,767,889
First Trust ISE Global Wind Energy Index Fund                                      0.40%              0.60%           $54,098,138
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund           0.40%              0.70%           $30,747,709

* On September 20, 2010, the Board approved a reduction in the fee rate from 0.70% to 0.64%, effective October 1, 2010.




                                                                               ANNUAL RATE OF        ANNUAL
                                                                              COMPENSATION OF    EXPENSE CAP AS
                                                                                ADVISOR AS A      A PERCENTAGE       APPROXIMATE
                                                                               PERCENTAGE OF       OF AVERAGE         NET ASSETS
                                                                             AVERAGE DAILY NET      DAILY NET           AS OF
         FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND                              ASSETS            ASSETS       SEPTEMBER 10, 2010
         --------------------------------------------                              ------            ------       ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                                0.50%              0.70%          $146,776,963
First Trust Consumer Staples AlphaDEX(R) Fund                                      0.50%              0.70%          $ 27,469,357
First Trust Energy AlphaDEX(R) Fund                                                0.50%              0.70%          $ 44,000,661
First Trust Financials AlphaDEX(R) Fund                                            0.50%              0.70%          $138,900,340
First Trust Health Care AlphaDEX(R) Fund                                           0.50%              0.70%          $ 49,130,179
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                         0.50%              0.70%          $ 30,774,476
First Trust Materials AlphaDEX(R) Fund                                             0.50%              0.70%          $167,269,505
First Trust Technology AlphaDEX(R) Fund                                            0.50%              0.70%          $ 63,593,227
First Trust Utilities AlphaDEX(R) Fund                                             0.50%              0.70%          $ 33,245,052
First Trust Large Cap Core AlphaDEX(R) Fund                                        0.50%              0.70%          $ 64,025,091
First Trust Mid Cap Core AlphaDEX(R) Fund                                          0.50%              0.70%          $ 65,255,508
First Trust Small Cap Core AlphaDEX(R) Fund                                        0.50%              0.70%          $ 37,617,036
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                         0.50%              0.70%          $ 51,713,271
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                        0.50%              0.70%          $ 42,897,776
First Trust Multi Cap Value AlphaDEX(R) Fund                                       0.50%              0.70%          $ 20,884,529
First Trust Multi Cap Growth AlphaDEX(R) Fund                                      0.50%              0.70%          $  7,604,350

                                   APPENDIX D

                                                                                                                    AMOUNT OF FEES
                                                                             GROSS ADVISORY     NET ADVISORY           WAIVED/
                                                                              FEES FOR YEAR     FEES FOR YEAR     REIMBURSEMENTS FOR
           FIRST TRUST EXCHANGE-TRADED FUND                                  ENDED 12/31/09    ENDED 12/31/09    YEAR ENDED 12/31/09
           --------------------------------                                  --------------    --------------    -------------------

First Trust Strategic Value Index Fund                                          $195,107          $108,371             $86,736/$0
First Trust Dow Jones Internet Index(SM) Fund                                   $145,507           $99,247             $46,260/$0
First Trust Dow Jones Select MicroCap Index(SM) Fund                             $72,632           $23,715             $48,917/$0
First Trust ISE Chindia Index Fund                                              $272,412          $181,998             $90,414/$0
First Trust ISE-Revere Natural Gas Index Fund                                   $666,814          $471,415            $195,399/$0
First Trust ISE Water Index Fund                                                $132,762           $92,448             $40,314/$0
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                      $120,419                $0       $120,419/$16,647
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                             $97,361           $81,097             $16,264/$0
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                       $27,685                $0        $27,685/$19,062
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                         $115,308           $94,621             $20,687/$0
First Trust NASDAQ(R) ABA Community Bank Index Fund                               $8,611                $0         $8,611/$35,683
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                     $140,771           $66,344             $74,427/$0
First Trust NYSE Arca Biotechnology Index Fund                                  $244,423          $173,457             $70,966/$0
First Trust S&P REIT Index Fund                                                  $22,199                $0        $22,199/$84,959
First Trust US IPO Index Fund                                                    $36,420                $0        $36,420/$30,870
First Trust Value Line(R) 100 Exchange-Traded Fund                              $327,894          $230,503             $97,391/$0
First Trust Value Line(R) Dividend Index Fund                                   $631,411          $506,330            $125,081/$0
First Trust Value Line(R) Equity Allocation Index Fund                           $28,919                $0         $28,919/$2,357




                                                                                                                    AMOUNT OF FEES
                                                                             GROSS ADVISORY     NET ADVISORY           WAIVED/
                                                                              FEES FOR YEAR     FEES FOR YEAR     REIMBURSEMENTS FOR
          FIRST TRUST EXCHANGE-TRADED FUND II                                 ENDED 9/30/10     ENDED 9/30/10     YEAR ENDED 9/30/10
          -----------------------------------                                 -------------     -------------     ------------------
First Trust BICK Index Fund                                                      $39,419           $39,419                  $0/$0
First Trust Dow Jones Global Select Dividend Index Fund                         $127,533            $9,266            $118,267/$0
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund               $30,256                $0       $30,256/$102,295
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund           $121,434                $0       $121,434/$29,350
First Trust ISE Global Copper Index Fund                                         $21,278           $21,278                  $0/$0
First Trust ISE Global Engineering and Construction Index Fund                  $137,815           $61,090             $76,725/$0
First Trust ISE Global Platinum Index Fund                                       $23,404           $23,404                  $0/$0
First Trust ISE Global Wind Energy Index Fund                                   $299,916          $144,337            $155,579/$0
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund         $95,490           $27,441             $68,049/$0


                                                                                                                    AMOUNT OF FEES
                                                                             GROSS ADVISORY     NET ADVISORY           WAIVED/
                                                                              FEES FOR YEAR     FEES FOR YEAR     REIMBURSEMENTS FOR
      FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND                            ENDED 7/31/10     ENDED 7/31/10     YEAR ENDED 7/31/10
      --------------------------------------------                            -------------     -------------     ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                             $344,484          $234,388            $110,096/$0
First Trust Consumer Staples AlphaDEX(R) Fund                                    $92,850           $41,702             $51,148/$0
First Trust Energy AlphaDEX(R) Fund                                             $177,308          $109,639             $67,669/$0
First Trust Financials AlphaDEX(R) Fund                                         $313,206          $209,066            $104,140/$0
First Trust Health Care AlphaDEX(R) Fund                                        $189,584          $123,532             $66,052/$0
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                       $92,852           $39,872             $52,980/$0
First Trust Materials AlphaDEX(R) Fund                                          $407,200          $292,521            $114,679/$0
First Trust Technology AlphaDEX(R) Fund                                         $167,063           $99,924             $67,139/$0
First Trust Utilities AlphaDEX(R) Fund                                          $122,466           $69,046             $53,420/$0
First Trust Large Cap Core AlphaDEX(R) Fund                                     $188,123          $114,690             $73,433/$0
First Trust Mid Cap Core AlphaDEX(R) Fund                                       $180,587          $106,983             $73,604/$0
First Trust Small Cap Core AlphaDEX(R) Fund                                     $123,240           $57,239             $66,001/$0
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund                      $176,002          $111,600             $64,402/$0
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund                     $124,609           $71,799             $52,810/$0
First Trust Multi Cap Value AlphaDEX(R) Fund                                     $85,157           $44,076             $41,081/$0
First Trust Multi Cap Growth AlphaDEX(R) Fund                                    $35,406                $0        $35,406/$14,021

                                   APPENDIX E

-------------------------------------------------------------- ------------------------ ------------------------
                                                                                             % OUTSTANDING
                                                                       SHARES                   SHARES
                                                                    BENEFICIALLY             BENEFICIALLY
                  NAME OF BENEFICIAL OWNER                              OWNED                    OWNED
-------------------------------------------------------------- ------------------------ ------------------------

FIRST TRUST EXCHANGE-TRADED FUND
----------------------------------------------------------------------------------------------------------------

                         First Trust Dow Jones Select MicroCap Index(SM) Fund
----------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway                                                    489,039                 16.55%
P.O. Box 12749
St. Petersburg, Florida 33716
-------------------------------------------------------------- ------------------------ ------------------------
Robert W. Baird & Co. Incorporated
777 East Wisconsin Avenue                                               402,207                 13.61%
Milwaukee, Wisconsin 53202
-------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              282,575                  9.56%
St. Louis, Missouri 63103
-------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 233,140                  7.89%
Phoenix, Arizona 85016
-------------------------------------------------------------- ------------------------ ------------------------
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302                                    215,000                  7.28%
Milwaukee, Wisconsin 53212
-------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      175,893                  5.95%
New York, New York 10281
-------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  171,552                  5.81%
Purchase, New York 10577
-------------------------------------------------------------- ------------------------ ------------------------
TD Ameritrade Clearing, Inc.
1005 Ameritrade Place                                                   167,484                  5.67%
Bellevue, Nebraska 68005
----------------------------------------------------------------------------------------------------------------

                          First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
----------------------------------------------------------------------------------------------------------------
National Financial Services Corporation
200 Liberty Street                                                      860,950                 16.56%
New York, New York 10281
-------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 656,283                 12.62%
Phoenix, Arizona 85016
-------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              600,734                 11.55%
St. Louis, Missouri 63103
-------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            395,597                  7.61%
Jersey City, New Jersey 07302
-------------------------------------------------------------- ------------------------ ------------------------




----------------------------------------------------------------------------------------------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        349,870                  6.73%
Jersey City, New Jersey 07399
-------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      265,580                  5.11%
Owings Mills, Maryland 2117
----------------------------------------------------------------------------------------------------------------

                            First Trust NASDAQ-100 Equal Weighted Index(SM) Fund*
----------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              313,542                 12.30%
St. Louis, Missouri 63103
-------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  310,962                 12.19%
Purchase, New York 10577
-------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 270,943                 10.63%
Phoenix, Arizona 85016
-------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                          249,120                  9.77%
St. Petersburg, Florida 33716
-------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      238,761                  9.36%
Owings Mills, Maryland 2117
-------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                195,896                  7.68%
Jersey City, New Jersey 07310
-------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      148,985                  5.84%
New York, New York 10281
----------------------------------------------------------------------------------------------------------------

*  Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
   94104, beneficially owned 154,021 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
   LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 153,821 Shares of the Fund as of December 31, 2009 according to
   Schedule 13G filed with the SEC.


----------------------------------------------------------------------------------------------------------------

                 First Trust NASDAQ-100-Technology Sector Index(SM) Fund*
----------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                            2,354,978                 19.54%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                    1,929,496                 16.01%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ---------------------- ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                1,315,284                 10.92%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      960,999                  7.98%
New York, New York 10281
--------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            765,324                  6.35%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------


                                   E-2




------------------------------------------------------------------------------------------------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                760,982                  6.32%
Jersey City, New Jersey 07310
------------------------------------------------------------------------------------------------------------------

*  Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
   94104, beneficially owned 502,219 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
   LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 489,661 Shares of the Fund as of December 31, 2009 according to
   Schedule 13G filed with the SEC.


------------------------------------------------------------------------------------------------------------------

                                          First Trust US IPO Index Fund
------------------------------------------------------------------------------------------------------------------
National Financial Services Corporation
200 Liberty Street                                                       76,404                 13.89%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                  58,469                 10.63%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                               40,845                  7.43%
St. Louis, MO 63103
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                             34,328                  6.24%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
Goldman, Sachs & Co.
30 Hudson Street                                                         32,278                  5.87%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                         30,984                  5.63%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
TD Ameritrade Clearing, Inc.
1005 Ameritrade Place                                                    27,636                  5.02%
Bellevue, Nebraska 68005
------------------------------------------------------------------------------------------------------------------

                          First Trust NYSE Arca Biotechnology Index Fund
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              574,326                 12.49%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 499,928                 10.87%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
Brown Brothers Harriman & Co.
525 Washington Tower
Newport Tower                                                           485,004                 10.54%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      405,306                  8.81%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      397,455                  8.64%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        309,578                  6.73%
Jersey City, New Jersey 07399
------------------------------------------------------------------------------------------------------------------


                                   E-3




------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            260,509                  5.66%
Jersey City, New Jersey 07302
------------------------------------------------------------------------------------------------------------------

                                 First Trust Strategic Value Index Fund
------------------------------------------------------------------------------------------------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        344,980                 20.91%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                               177,953                 10.79%
Minneapolis, Minnesota 55474
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                117,750                  7.14%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      111,815                  6.78%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            111,656                  6.77%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              106,075                  6.43%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 105,100                  6.37%
Phoenix, Arizona 85016
------------------------------------------------------------------------------------------------------------------

                                   First Trust Dow Jones Internet Index(SM) Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                            2,310,669                 21.01%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                    1,826,649                 16.61%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                1,106,690                 10.06%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            891,615                  8.11%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                620,537                  5.64%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      620,220                  5.64%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 556,009                  5.05%
Phoenix, Arizona 85016
------------------------------------------------------------------------------------------------------------------

*  Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
   94104, beneficially owned 510,886 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
   LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 500,626 Shares of the Fund as of December 31, 2009 according to
   Schedule 13G filed with the SEC.


                                   E-4




------------------------------------------------------------------------------------------------------------------

                       First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              290,035                 32.23%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      227,372                  25.26%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Inc.
101 Hudson Street, 9th Floor                                             77,401                  8.60%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                 73,434                  8.16%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                   46,729                  5.19%
Purchase, New York 10577
------------------------------------------------------------------------------------------------------------------

*  Wells Fargo and Company, 420 Montgomery Street, San Francisco,
   California 94104, beneficially owned 102,963 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells
   Fargo Advisors, LLC, One North Jefferson Avenue, St. Louis, Missouri
   63103, beneficially owned 90,579 Shares of the Fund as of December
   31, 2009 according to Schedule 13G filed with the SEC.

------------------------------------------------------------------------------------------------------------------

                         First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund
------------------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 352,902                 15.34%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      255,072                 11.09%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              115,208                  5.01%
St. Louis, Missouri 63103
------------------------------------------------------------------------------------------------------------------

                             First Trust Value Line(R) Equity Allocation Index Fund
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  101,011                 28.86%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Goldman, Sachs & Co.
30 Hudson Street                                                         46,996                 13.43%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                               37,398                 10.69%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                         25,726                  7.35%
Jersey City, New Jersey 07399
------------------------------------------------------------------------------------------------------------------


                                   E-5




------------------------------------------------------------------------------------------------------------------
                               First Trust Value Line(R) Dividend Index Fund
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                            1,629,172                 13.05%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                               1,422,747                 11.40%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                          1,229,612                  9.85%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                    1,028,611                  8.24%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        925,697                  7.41%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      749,217                  6.00%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                          650,890                  5.21%
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                               628,498                  5.03%
Minneapolis, Minnesota 55474
------------------------------------------------------------------------------------------------------------------

                                        First Trust S&P REIT Index Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                            1,214,337                 27.29%
St. Louis, Missouri 63103
----------------------------------------------------------------------------------------- ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      980,911                 22.04%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                428,378                  9.63%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        295,668                  6.64%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  266,328                  5.98%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            225,589                  5.07%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------

*  Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
   94104, beneficially owned 230,897 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors, LLC,
   One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned
   210,299 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC.


                                   E-6




------------------------------------------------------------------------------------------------------------------
                               First Trust ISE-Revere Natural Gas Index Fund
------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                          2,086,634                  9.94%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                    1,962,210                  9.34%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                            1,944,396                  9.26%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                    1,749,645                  8.33%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                               1,472,222                  7.01%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                1,286,934                  6.13%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                      1,083,314                  5.16%
Jersey City, New Jersey 07399
------------------------------------------------------------------------------------------------------------------

                                           First Trust ISE Water Index Fund
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      328,628                 14.94%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              301,995                 13.73%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            199,699                  9.08%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                166,908                  7.59%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Goldman, Sachs & Co.
30 Hudson Street                                                        114,682                  5.21%
Jersey City, New Jersey 07302
------------------------------------------------------------------------------------------------------------------

                                           First Trust ISE Chindia Index Fund
------------------------------------------------------------------------------------------------------------------
TD Ameritrade Clearing, Inc.
1005 Ameritrade Place                                                   699,868                 11.76%
Bellevue, Nebraska 68005
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 640,139                 10.76%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      627,046                 10.54%
New York, New York 10281
------------------------------------------------------------------------------------------------------------------


                                   E-7




------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              510,078                  8.57%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      443,629                  7.46%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
RBC Capital Markets Corporation
510 Marquette Avenue South                                              342,135                  5.75%
Minneapolis, Minnesota 55402
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            318,926                  5.36%
Jersey City, New Jersey 07302
------------------------------------------------------------------------------------------------------------------

                                First Trust Value Line(R) 100 Exchange-Traded Fund
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              671,978                 13.08%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      458,798                  8.93%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
TD Ameritrade Clearing, Inc.
1005 Ameritrade Place                                                   437,311                  8.51%
Bellevue, Nebraska 68005
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            413,700                  8.05%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 383,803                  7.47%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        325,230                  6.33%
Jersey City, New Jersey 07399
------------------------------------------------------------------------------------------------------------------

                                First Trust NASDAQ(R) ABA Community Bank Index Fund
------------------------------------------------------------------------------------------------------------------
Morgan Keegan & Company, Inc.
50 North Front Street                                                   185,413                 46.35%
Memphis, Tennessee 38103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                       47,031                 11.76%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                       37,194                  9.30%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Inc.
101 Hudson Street, 9th Floor                                             20,177                  5.04%
Jersey City, New Jersey 07302
------------------------------------------------------------------------------------------------------------------


                                   E-8



------------------------------------------------------------------------------------------------------------------
FIRST TRUST EXCHANGE-TRADED FUND II
------------------------------------------------------------------------------------------------------------------

                            First Trust STOXX(R) European Select Dividend Index Fund
------------------------------------------------------------------------------------------------------------------
Scotia Capital Inc.
P.O. Box 4085                                                           234,808                 46.65%
Station "A"
Toronto, Ontario Canada M5W 2X6
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                       34,651                  6.88%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                       26,984                  5.36%
New York, New York 10281
------------------------------------------------------------------------------------------------------------------

                     First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      205,459                 15.22%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              172,797                 12.80%
St. Louis, 63103
---------------------------------------------------------------- ------------------------ ------------------------
Janney Montgomery Scott L.L.C.
1801 Market Street, 9th Floor                                           150,278                 11.13%
Philadelphia, Pennsylvania 19103
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  132,078                  9.78%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                          124,838                  9.25%
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 100,715                  7.46%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                             96,706                  7.16%
Jersey City, New Jersey 07302
------------------------------------------------------------------------------------------------------------------

                         First Trust Dow Jones Global Select Dividend Index Fund
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  268,887                 16.30%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      179,683                 10.89%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                          147,661                  8.95%
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      123,198                  7.47%
New York, New York 10281
------------------------------------------------------------------------------------------------------------------


                                   E-9




------------------------------------------------------------------------------------------------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        122,618                  7.43%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                               105,978                  6.42%
Minneapolis, Minnesota 55474
---------------------------------------------------------------- ------------------------ ------------------------
Linsco/Private Ledger Corp.
9785 Towne Center Drive                                                  94,360                  5.72%
San Diego, California 92121
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              92,383                   5.60%
St. Louis, Missouri 63103
------------------------------------------------------------------------------------------------------------------

                                First Trust ISE Global Wind Energy Index Fund
------------------------------------------------------------------------------------------------------------------
National Financial Services Corporation
200 Liberty Street                                                      512,508                  9.49%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                 467,894                  8.66%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              456,133                  8.45%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            443,899                  8.22%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
Brown Brothers Harriman & Co.
525 Washington Tower
Newport Tower                                                           354,864                  6.57%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      280,932                  5.20%
Owings Mills, Maryland 2117
------------------------------------------------------------------------------------------------------------------

                             First Trust ISE Global Engineering and Construction Index Fund
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      140,401                 17.55%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              131,652                 16.46%
St. Louis, 63103
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                       58,143                  7.27%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                             51,800                  6.48%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
Goldman, Sachs & Co.
30 Hudson Street                                                         48,428                  6.05%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
The Bank of New York Mellon
525 William Penn Place                                                   47,549                  5.94%
Pittsburgh, Pennsylvania 15259
------------------------------------------------------------------------------------------------------------------


                                   E-10




------------------------------------------------------------------------------------------------------------------
                  First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund
------------------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co.
525 Washington Tower                                                    147,984                 14.09%
Newport Tower
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      137,471                 13.09%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                  95,195                  9.07%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                               60,645                  5.78%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                         57,052                  5.43%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
J.P. Morgan Clearing Corp.
3 Chase Metrotech Center                                                 54,240                  5.17%
Brooklyn, New York 11245
------------------------------------------------------------------------------------------------------------------

                                     First Trust ISE Global Copper Index Fund
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              208,973                 32.15%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      143,938                 22.14%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                             44,370                  6.83%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                   37,241                  5.73%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                  36,578                  5.63%
Phoenix, Arizona 85016
------------------------------------------------------------------------------------------------------------------

                                   First Trust ISE Global Platinum Index Fund
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                               35,742                 14.30%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Goldman, Sachs & Co.
30 Hudson Street                                                         29,216                 11.69%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                       25,756                 10.30%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                       19,787                  7.91%
New York, New York 10281
------------------------------------------------------------------------------------------------------------------


                                  E-11




------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                             18,698                  7.48%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
Charles Schwab & Co., Inc.
2423 East Lincoln Drive                                                  17,985                  7.19%
Phoenix, Arizona 85016
---------------------------------------------------------------- ------------------------ ------------------------
The Bank of New York Mellon
525 William Penn Place                                                   12,500                  5.00%
Pittsburgh, Pennsylvania 15259
------------------------------------------------------------------------------------------------------------------

                                            First Trust BICK Index Fund
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      128,103                 14.23%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              122,422                 13.60%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  106,692                 11.85%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                      105,575                 11.73%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                           82,171                  9.13%
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                         74,191                  8.24%
Jersey City, New Jersey 07399
------------------------------------------------------------------------------------------------------------------


FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
------------------------------------------------------------------------------------------------------------------

                          First Trust Consumer Discretionary AlphaDEX(R) Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                            2,784,929                 22.19%
St. Louis, 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                    2,513,784                 20.03%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                1,555,427                 12.39%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                          1,069,673                  8.52%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                794,271                  6.33%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                          743,366                  5.92%
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------


                                  E-12




*     Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
      94104, beneficially owned 604,693 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
      LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 585,736 Shares of the Fund as of December 31, 2009 according to
      Schedule 13G filed with the SEC.

------------------------------------------------------------------------------------------------------------------
                                First Trust Consumer Staples AlphaDEX(R) Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              272,785                 22.19%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      261,083                 20.03%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  215,159                 12.39%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                171,855                  8.52%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                             93,219                  6.33%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------

*     Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
      94104, beneficially owned 129,820 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
      LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 83,708 Shares of the Fund as of December 31, 2009 according to
      Schedule 13G filed with the SEC; Wells Fargo Advisors Financial Network,
      LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 46,112 Shares of the Fund as of December 31, 2009 according to
      Schedule 13G filed with the SEC.


------------------------------------------------------------------------------------------------------------------
                      First Trust Energy AlphaDEX(R) Fund*
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.                                         484,599                  17.95%
700 Red Brook Boulevard, Suite 300
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              428,683                  15.88%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  369,777                  13.70%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
RBC Capital Markets Corporation
510 Marquette Avenue South                                              210,024                  7.78%
Minneapolis, Minnesota 55402
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                208,401                  7.72%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        155,164                  5.75%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------

*     Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
      94104, beneficially owned 213,505 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
      LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 200,724 Shares of the Fund as of December 31, 2009 according to
      Schedule 13G filed with the SEC.


                                  E-13




------------------------------------------------------------------------------------------------------------------

                                       First Trust Financials AlphaDEX(R) Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                            3,336,550                 22.93%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                    2,975,626                 20.45%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                1,815,143                 12.48%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                              1,118,428                  7.69%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                          1,014,726                  6.97%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                          781,454                  5.37%
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------

*     Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
      94104, beneficially owned 714,165 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
      LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 691,256 Shares of the Fund as of December 31, 2009 according to
      Schedule 13G filed with the SEC.

------------------------------------------------------------------------------------------------------------------

                                        First Trust Health Care AlphaDEX(R) Fund
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              373,297                 16.97%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  276,941                 12.59%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      246,569                 11.21%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            244,409                 11.11%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                162,332                  7.38%
Jersey City, New Jersey 07310
------------------------------------------------------------------------------------------------------------------

                              First Trust Industrials/Producer Durables AlphaDEX(R) Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.                                                  621,566                  30.32%
One North Jefferson Street
St. Louis, Missouri 63103
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      351,166                  17.13%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------


                                  E-14




------------------------------------------------------------------------------------------------------------------
Morgan Keegan & Company, Inc.
50 North Front Street                                                   193,310                  9.43%
Memphis, Tennessee 38103
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  185,679                  9.06%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                169,255                  8.26%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------

*     Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
      94104, beneficially owned 291,411 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
      LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 276,392 Shares of the Fund as of December 31, 2009 according to
      Schedule 13G filed with the SEC.

------------------------------------------------------------------------------------------------------------------

                    First Trust Materials AlphaDEX(R) Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                            2,744,127                 23.76%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                    2,335,972                 20.22%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                1,404,788                 12.16%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            888,893                  7.70%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                739,470                  6.40%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                          647,016                  5.60%
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------

*     Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
      94104, beneficially owned 449,404 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
      LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 433,882 Shares of the Fund as of December 31, 2009 according to
      Schedule 13G filed with the SEC.

------------------------------------------------------------------------------------------------------------------

                                       First Trust Technology AlphaDEX(R) Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              640,636                 17.77%
St. Louis, Missouri 63103
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      563,972                 15.64%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------


                                  E-15




------------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  418,083                 11.60%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            309,337                  8.58%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                301,438                  8.36%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
RBC Capital Markets Corporation
510 Marquette Avenue South                                              290,204                  8.05%
Minneapolis, Minnesota 55402
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                          207,825                  5.76%
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        195,921                  5.43%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------

*     Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
      94104, beneficially owned 138,161 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
      LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 123,414 Shares of the Fund as of December 31, 2009 according to
      Schedule 13G filed with the SEC.

------------------------------------------------------------------------------------------------------------------

                                    First Trust Utilities AlphaDEX(R) Fund*
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              866,814                 36.89%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      383,645                 16.33%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  243,900                 10.38%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                155,816                  6.63%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------

*     Wells Fargo and Company, 420 Montgomery Street, San Francisco, California
      94104, beneficially owned 217,059 Shares of the Fund as of December 31, 2009 according to Schedule 13G filed with the SEC; Wells Fargo Advisors,
      LLC, One North Jefferson Avenue, St. Louis, Missouri 63103, beneficially owned 202,624 Shares of the Fund as of December 31, 2009 according to
      Schedule 13G filed with the SEC.

------------------------------------------------------------------------------------------------------------------

                                 First Trust Large Cap Core AlphaDEX(R) Fund
------------------------------------------------------------------------------------------------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                               695,237                 22.43%
Minneapolis, Minnesota 55474
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              389,150                 12.55%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------


                                  E-16




------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      364,876                 11.77%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        276,759                  8.93%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                          235,637                  7.60%
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------
Linsco/Private Ledger Corp.
9785 Towne Center Drive                                                 191,359                  6.17%
San Diego, California 92121
------------------------------------------------------------------------------------------------------------------

                                 First Trust Mid Cap Core AlphaDEX(R) Fund
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              478,141                 18.75%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  403,425                 15.82%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        308,936                 12.12%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      257,688                 10.11%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                               168,800                  6.62%
Minneapolis, Minnesota 55474
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                153,969                  6.04%
Jersey City, New Jersey 07310
---------------------------------------------------------------- ------------------------ ------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                            147,424                  5.78%
Jersey City, New Jersey 07302
------------------------------------------------------------------------------------------------------------------

                                 First Trust Small Cap Core AlphaDEX(R) Fund
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              334,000                 21.55%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  183,595                 11.84%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        166,322                 10.73%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                      164,714                 10.63%
Owings Mills, Maryland 2117
------------------------------------------------------------------------------------------------------------------
Linsco/Private Ledger Corp.
9785 Towne Center Drive                                                 102,205                  6.59%
San Diego, California 92121
---------------------------------------------------------------- ------------------------ ------------------------


                                  E-17




------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce Fenner & Smith Safekeeping
101 Hudson Street, 8th Floor                                             90,614                  5.85%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                                79,422                  5.12%
Minneapolis, Minnesota 55474
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                       78,921                  5.09%
New York, New York 10281
------------------------------------------------------------------------------------------------------------------

                           First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                1,043,011                 41.72%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              314,069                 12.56%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        227,029                  9.08%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                               155,733                  6.23%
Minneapolis, Minnesota 55474
---------------------------------------------------------------- ------------------------ ------------------------
Linsco/Private Ledger Corp.
9785 Towne Center Drive                                                 135,563                  5.42%
San Diego, California 92121
------------------------------------------------------------------------------------------------------------------

                           First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
------------------------------------------------------------------------------------------------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                  677,815                 35.67%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        347,843                 18.31%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                               169,566                  8.92%
Minneapolis, Minnesota 55474
  -------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                              115,297                  6.07%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
UBS Financial Services Inc.
480 Washington Boulevard                                                 97,241                  5.12%
Jersey City, New Jersey 07310
------------------------------------------------------------------------------------------------------------------

                                  First Trust Multi Cap Value AlphaDEX(R) Fund
------------------------------------------------------------------------------------------------------------------
First Clearing L.L.C.
One North Jefferson Street                                              170,640                 18.96%
St. Louis, Missouri 63103
------------------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce Fenner & Smith Inc.
101 Hudson Street, 9th Floor                                            158,246                 17.58%
Jersey City, New Jersey 07302
---------------------------------------------------------------- ------------------------ ------------------------


                                  E-18




------------------------------------------------------------------------------------------------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                        142,864                 15.87%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
Citigroup Global Markets, Inc.
700 Red Brook Boulevard, Suite 300                                       94,816                 10.54%
Owings Mills, Maryland 2117
---------------------------------------------------------------- ------------------------ ------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway
P.O. Box 12749                                                           81,722                  9.08%
St. Petersburg, Florida 33716
------------------------------------------------------------------------------------------------------------------

                                     First Trust Multi Cap Growth AlphaDEX(R) Fund
------------------------------------------------------------------------------------------------------------------
Raymond James & Associates, Inc.
880 Carilion Parkway                                                     71,075                 23.69%
P.O. Box 12749
St. Petersburg, Florida 33716
---------------------------------------------------------------- ------------------------ ------------------------
American Enterprise Investment Services Inc.
2178 AXP Financial Center                                                33,095                 11.03%
Minneapolis, Minnesota 55474
---------------------------------------------------------------- ------------------------ ------------------------
Pershing, L.L.C.
1 Pershing Plaza                                                         27,051                  9.02%
Jersey City, New Jersey 07399
---------------------------------------------------------------- ------------------------ ------------------------
Morgan Stanley Smith Barney LLC
200 Westchester Avenue                                                   21,792                  7.26%
Purchase, New York 10577
---------------------------------------------------------------- ------------------------ ------------------------
National Financial Services Corporation
200 Liberty Street                                                       20,892                  6.96%
New York, New York 10281
---------------------------------------------------------------- ------------------------ ------------------------
First Clearing L.L.C.
One North Jefferson Street                                               19,519                  6.51%
St. Louis, Missouri 63103
---------------------------------------------------------------- ------------------------ ------------------------
TD Ameritrade Clearing, Inc.
1005 Ameritrade Place                                                    17,095                  5.70%
Bellevue, Nebraska 68005
---------------------------------------------------------------- ------------------------ ------------------------


                                  E-19




                                   APPENDIX F

FIRST TRUST EXCHANGE-TRADED FUND

                         FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010
                        --------------------------------------------------------------------------------------------
                                            First Trust        First Trust Dow                        First Trust
                        First Trust         Dow Jones          Jones Select          First Trust ISE  ISE-Revere
                        Strategic Value     Internet           MicroCap Index(SM)    Chindia Index    Natural Gas Index
TRUSTEES/OFFICERS       Index Fund          Index(SM) Fund     Fund                  Fund             Fund
INTERESTED TRUSTEE
James A. Bowen                    0               0                    0                0                  0
INDEPENDENT TRUSTEES
Richard E. Erickson           1,130               0                    0                0                  0
Thomas R. Kadlec                  0               0                    0                0                  0
Robert F. Keith                   0               0                  750              431                  0
Niel B. Nielson                 200               0                    0                0                  0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                       1,330             300                  750              431                  0


                         FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010

                        --------------------------------------------------------------------------------------------
                                            First Trust                             First Trust
                                            Morningstar(R)     First Trust          NASDAQ-100         First Trust
                                            Dividend           NASDAQ-100 Equal     Ex-Technology      NASDAQ-100-Technology
                        First Trust ISE     Leaders(SM) Index  Weighted Index(SM)   Sector Index(SM)   Sector Index(SM)
TRUSTEES/OFFICERS       Water Index Fund    Fund               Fund                 Fund               Fund
INTERESTED TRUSTEE
James A. Bowen                    0               0                    0                0                  0
INDEPENDENT TRUSTEES
Richard E. Erickson             580             302                    0                0                  0
Thomas R. Kadlec                  0               0                    0                0                  0
Robert F. Keith                   0               0                    0                0                  0
Niel B. Nielson                   0             200                    0                0                  0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                         580             502                    0                0                  0




                          FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010
                      ---------------------------------------------------------------------------------------------
                         First Trust     First Trust
                         NASDAQ(R) ABA   NASDAQ(R) Clean    First Trust NYSE     First Trust
                         Community Bank  Edge(R) Green      Arca Biotechnology   S&P REIT Index  First Trust US IPO
TRUSTEES/OFFICERS        Index Fund      Energy Index Fund  Index Fund           Fund            Index Fund
INTERESTED TRUSTEE
James A. Bowen                    0               0                    0                0                  0
INDEPENDENT TRUSTEES
Richard E. Erickson               0             600                    0                0                  0
Thomas R. Kadlec                  0               0                    0                0                  0
Robert F. Keith                   0               0                    0                0                  0
Niel B. Nielson                   0               0                    0                0                200
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                           0             600                  250                0                200


                         FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010
                        -----------------------------------------------------------------
                        First Trust Value   First Trust     First Trust Value
                        Line(R) 100         Value Line(R)   Line(R) Equity
                        Exchange-Traded     Dividend Index  Allocation Index
TRUSTEES/OFFICERS       Fund                Fund            Fund
INTERESTED TRUSTEE
James A. Bowen                    0               0                1,250
INDEPENDENT TRUSTEES
Richard E. Erickson           2,236           1,019                    0
Thomas R. Kadlec              1,971           2,256                    0
Robert F. Keith               1,425               0                    0
Niel B. Nielson                 273             252                  200
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                       6,055           3,677                1,450


                                    F-2




FIRST TRUST EXCHANGE-TRADED FUND II
-----------------------------------

                         FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010

                        -------------------------------------------------------------------------------------------
                                                                                First Trust FTSE
                                            First Trust Dow   First Trust       EPRA/NAREIT
                                            Jones Global      STOXX(R) European Developed Markets  First Trust ISE
                        First Trust BICK    Select Dividend   Select Dividend   Real Estate Index  Global Copper
TRUSTEES/OFFICERS       Index Fund          Index Fund        Index Fund        Fund               Index Fund
INTERESTED TRUSTEE
James A. Bowen                    0               0                    0                0                  0
INDEPENDENT TRUSTEES
Richard E. Erickson               0             175                  175                0                  0
Thomas R. Kadlec                  0               0                    0                0                  0
Robert F. Keith                   0               0                    0                0                  0
Niel B. Nielson                   0             219                    0                0                  0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                           0             394                  175                0                  0


                          FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010
                         ------------------------------------------------------------------------------------------
                         First Trust                                             First Trust
                         ISE Global                                              NASDAQ(R) Clean
                         Engineering                                             Edge(R) Smart
                         and             First Trust ISE    First Trust ISE      Grid
                         Construction    Global Platinum    Global Wind Energy   Infrastructure
TRUSTEES/OFFICERS        Index Fund      Index Fund         Index Fund           Index Fund
INTERESTED TRUSTEE
James A. Bowen                    0               0                    0                0
INDEPENDENT TRUSTEES
Richard E. Erickson               0               0                  700              250
Thomas R. Kadlec                  0               0                    0                0
Robert F. Keith                   0               0                    0                0
Niel B. Nielson                 119               0                    0                0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                         119               0                  700              250


                                      F-3




FIRST TRUST EXCHANGE-TRADED AlphaDEX(R) FUND
------------------------------------------

                         FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010
                     ----------------------------------------------------------------------------------------------
                        First Trust         First Trust
                        Consumer            Consumer                                  First Trust       First Trust
                        Discretionary       Staples             First Trust Energy    Financials        Health Care
TRUSTEES/OFFICERS       AlphaDEX(R) Fund    AlphaDEX(R) Fund    AlphaDEX(R) Fund      AlphaDEX(R) Fund  AlphaDEX(R) Fund
INTERESTED TRUSTEE
James A. Bowen                    0               0                    0                  0                0
INDEPENDENT TRUSTEES
Richard E. Erickson               0               0                    0                  0                0
Thomas R. Kadlec                  0               0                    0                  0                0
Robert F. Keith                   0               0                    0                  0                0
Niel B. Nielson                   0               0                    0                  0                0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                           0               0                    0                200              425


                         FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010
                     ----------------------------------------------------------------------------------------------
                        First Trust
                        Industrials/Producer   First Trust       First Trust      First Trust        First Trust
                        Durables AlphaDEX(R)   Materials         Technology       Utilities          Large Cap Core
TRUSTEES/OFFICERS       Fund                   AlphaDEX(R) Fund  AlphaDEX(R) Fund AlphaDEX(R) Fund   AlphaDEX(R) Fund
INTERESTED TRUSTEE
James A. Bowen                    0               0                    0                0                  0
INDEPENDENT TRUSTEES
Richard E. Erickson               0               0                    0                0                  0
Thomas R. Kadlec                  0               0                    0                0                  0
Robert F. Keith                   0               0                    0                0                  0
Niel B. Nielson                   0             230                    0                0                  0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                           0             230                  500                0                  0


                                      F-4




                          FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010
                      ---------------------------------------------------------------------------------------------
                                                                                     First Trust
                                                                First Trust Large    Large Cap
                         First Trust       First Trust Small    Cap Value            Growth             First Trust Multi
                         Mid Cap Core      Cap Core             Opportunities        Opportunities      Cap Value
TRUSTEES/OFFICERS        AlphaDEX(R) Fund  AlphaDEX(R) Fund     AlphaDEX(R) Fund      AlphaDEX(R) Fund  AlphaDEX(R) Fund
INTERESTED TRUSTEE
James A. Bowen                    0               0                    0                0                  0
INDEPENDENT TRUSTEES
Richard E. Erickson               0               0                    0                0                  0
Thomas R. Kadlec                  0               0                    0                0                  0
Robert F. Keith                   0               0                    0                0                  0
Niel B. Nielson                   0               0                    0                0                  0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                         100             300                    0                0                  0


                          FUND SHARES OWNED BY TRUSTEES AND OFFICERS AS OF JULY 31, 2010
                      ---------------------------------------------------------------------------------------------
                         First Trust
                         Multi Cap
                         Growth
TRUSTEES/OFFICERS        AlphaDEX(R)
--------------           Fund
INTERESTED TRUSTEE
James A. Bowen                    0
INDEPENDENT TRUSTEES
Richard E. Erickson               0
Thomas R. Kadlec                  0
Robert F. Keith                   0
Niel B. Nielson                   0
ALL TRUSTEES AND
  OFFICERS AS A
  GROUP                           0

                                                             EXHIBIT A-1


                                    FORM OF
                             NEW ADVISORY AGREEMENT
                                      FOR
                        FIRST TRUST EXCHANGE-TRADED FUND


                        INVESTMENT MANAGEMENT AGREEMENT

      INVESTMENT MANAGEMENT AGREEMENT made this ___ day of _______, ______, by and between FIRST TRUST EXCHANGE-TRADED FUND, a Massachusetts business trust (the "Trust"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company;

      WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

      WHEREAS, the Trust offers shares in the series set forth on Schedule A attached hereto, and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A hereto which may be amended from time to time (each such series being herein referred to as a "Fund," and collectively as the "Funds"); and

      WHEREAS, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

                                  WITNESSETH:

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

       1. The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund's investment objective and policies and limitations, and to administer each Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

      The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds' transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

       2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

       3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund's average daily net assets as set forth on Schedule A.

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

       4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

       5. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

       6. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust's Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust's policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust's Board of Trustees have approved these types of transactions.

      To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

      The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

         The Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust; and

             (d) will prepare and maintain such books and records with respect to each Fund's securities and other transactions as required under applicable law and will prepare and furnish the Trust's Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the
      Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Trust otherwise than as trustees, officers or agents.

       8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       9. Subject to obtaining the initial and periodic approvals required under
Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

      10. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      11. This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect as to a Fund until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days' written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the applicable Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms "assignment" and "vote of the majority of outstanding voting securities" shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

      12. This Agreement may be amended or modified only by a written instrument executed by both parties.

      13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

      14. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

      15. All parties hereto are expressly put on notice of the Trust's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust (and its Funds) by the Trust's officers as officers and not individually and the obligations imposed upon the Trust (and its Funds) by this Agreement are not binding upon any of the Trust's Trustees, officers or shareholders individually but are binding only upon the assets and property of the applicable Fund, and persons dealing with the Trust or a Fund thereof must look solely to the assets of the applicable Fund for the enforcement of any claims.

      16. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

                                        FIRST TRUST EXCHANGE-TRADED FUND


                                        By:____________________________________
                                          Name:
                                          Title:


ATTEST:  _________________________
    Name:
    Title:

                                        FIRST TRUST ADVISORS L.P.


                                        By:____________________________________
                                          Name:
                                          Title:


ATTEST:  _________________________
    Name:
    Title:

                                   SCHEDULE A

                                     FUNDS


                                                          ANNUAL RATE
                                                           OF AVERAGE
                                                           DAILY NET      EFFECTIVE
                               NAME OF FUND                  ASSETS         DATE
                               ------------                  ------         ----
First Trust Dow Jones Select MicroCap Index(SM) Fund           0.50%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund     0.30%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund           0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund        0.40%
First Trust US IPO Index Fund                                  0.40%
First Trust NYSE Arca Biotechnology Index Fund                 0.40%
First Trust Strategic Value Index Fund                         0.50%
First Trust Dow Jones Internet Index(SM) Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund     0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund    0.40%
First Trust Value Line(R) Equity Allocation Index Fund         0.50%
First Trust Value Line(R) Dividend Index Fund                  0.50%
First Trust S&P REIT Index Fund                                0.30%
First Trust ISE-Revere Natural Gas Index Fund                  0.40%
First Trust ISE Water Index Fund                               0.40%
First Trust ISE Chindia Index Fund                             0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund             0.50%
First Trust NASDAQ(R) ABA Community Bank Index Fund            0.40%

                                                                     EXHIBIT A-2


                                    FORM OF
                             NEW ADVISORY AGREEMENT
                                      FOR
                      FIRST TRUST EXCHANGE-TRADED FUND II

    (with respect to each of its Funds except First Trust ISE Global Copper
           Index Fund, First Trust ISE Global Platinum Index Fund and
                             Trust BICK Index Fund)

                        INVESTMENT MANAGEMENT AGREEMENT

      INVESTMENT MANAGEMENT AGREEMENT made this ____ day of _____, _____, by and between FIRST TRUST EXCHANGE-TRADED FUND II, a Massachusetts business trust (the "Trust"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company;

      WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

      WHEREAS, the Trust offers shares in the series set forth on Schedule A attached hereto and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A, which may be amended from time to time (each such series being herein referred to as a "Fund," and collectively as the "Funds"); and

      WHEREAS, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

                                  WITNESSETH:

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

       1. The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund's investment objective and policies and limitations, and to administer each Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

      The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds' transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

       2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

       3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund's average daily net assets as set forth on Schedule A.

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

       4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

       5. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

       6. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust's Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust's policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust's Board of Trustees have approved these types of transactions.

      To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

      The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the

Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

         The Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust; and

             (d) will prepare and maintain such books and records with respect to each Fund's securities and other transactions as required under applicable law and will prepare and furnish the Trust's Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the
      Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Trust otherwise than as trustees, officers or agents.

       8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       9. Subject to obtaining the initial and periodic approvals required under
Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

      10. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      11. This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect as to a Fund until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days' written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the applicable Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms "assignment" and "vote of the majority of outstanding voting securities" shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

      12. This Agreement may be amended or modified only by a written instrument executed by both parties.

      13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

      14. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

      15. All parties hereto are expressly put on notice of the Trust's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust (and its Funds) by the Trust's officers as officers and not individually and the obligations imposed upon the Trust (and its Funds) by this Agreement are not binding upon any of the Trust's Trustees, officers or shareholders individually but are binding only upon the assets and property of the applicable Fund, and persons dealing with the Trust or a Fund thereof must look solely to the assets of the applicable Fund for the enforcement of any claims.

      16. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

                                        FIRST TRUST EXCHANGE-TRADED FUND II


                                        By:____________________________________
                                          Name:
                                          Title:

ATTEST:  _________________________
    Name:
    Title:

                                        FIRST TRUST ADVISORS L.P.


                                        By:____________________________________
                                          Name:
                                          Title:

ATTEST:  _________________________
    Name:
    Title:

                                   SCHEDULE A

                                     FUNDS

------------------------------------------------------------------------------ ------------------- ---------------

                                                                                 ANNUAL RATE OF    EFFECTIVE DATE
                                INDEX SERIES                                   AVERAGE DAILY NET
                                                                                     ASSETS
------------------------------------------------------------------------------ ------------------- ---------------
First Trust STOXX(R) European Select Dividend Index Fund                               0.40%
------------------------------------------------------------------------------ ------------------- ---------------
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                  0.40%
------------------------------------------------------------------------------ ------------------- ---------------
First Trust Dow Jones Global Select Dividend Index Fund                                0.40%
------------------------------------------------------------------------------ ------------------- ---------------
First Trust ISE Global Wind Energy Index Fund                                          0.40%
------------------------------------------------------------------------------ ------------------- ---------------
First Trust ISE Global Engineering and Construction Index Fund                         0.40%
------------------------------------------------------------------------------ ------------------- ---------------
First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund               0.40%
------------------------------------------------------------------------------ ------------------- ---------------

                                                                     EXHIBIT A-3


                                    FORM OF
                             NEW ADVISORY AGREEMENT
                                      FOR
                      FIRST TRUST EXCHANGE-TRADED FUND II

   (with respect to First Trust ISE Global Copper Index Fund, First Trust ISE
        Global Platinum Index Fund and First Trust BICK Index Fund only)


                        INVESTMENT MANAGEMENT AGREEMENT

      INVESTMENT MANAGEMENT AGREEMENT made this ____ day of ______, ____, by and between FIRST TRUST EXCHANGE-TRADED FUND II, a Massachusetts business trust (the "Trust"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser") registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company;

      WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

      WHEREAS, the Trust offers shares in the series set forth on Schedule A attached hereto and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A, which may be amended from time to time (each such series being herein referred to as a "Fund," and collectively as the "Funds"); and

      WHEREAS, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

                                  WITNESSETH:

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

              1. The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund's investment objective and policies and limitations, and to administer each Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the l940 Act, and all applicable laws and the regulations of the

      Securities and Exchange Commission relating to the management of registered open-end management investment companies.

              The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds' transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected or appointed to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

              2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

              3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, a fee equal to the annual rate of such Fund's average daily net assets as set forth on Schedule A so long as the Adviser has not waived all or a portion of such compensation.

            For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

              4. During the term of this Agreement, the Adviser shall pay all of the expenses of each Fund of the Trust (including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees) but excluding the fee payment under this Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

              5. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

              6. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

              7. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust's Board of Trustees and to the extent permitted by and in conformance with applicable law and the rules and regulations thereunder (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

            In addition, the Adviser may, to the extent permitted by applicable law and the rules and regulations thereunder, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

     The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law and the rules and regulations thereunder (including Rule 17a-7 of the 1940 Act) and the Trust's policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of the applicable Fund, and (c) the Trust's Board of Trustees has approved these types of transactions.

     To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts the Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use commercially reasonable efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

     The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act, the rules and regulations thereunder or any applicable exemptive orders.

The Adviser further agrees that it:

                   (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

                   (b) will (i) conform in all material respects to all
            applicable rules and regulations of the Securities and Exchange Commission, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

                   (c) will report regularly to the Board of Trustees of the
            Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust; and

                   (d) will prepare and maintain such books and records with
            respect to each Fund's securities and other transactions as required under applicable law and will prepare and furnish the Trust's Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that the Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Advisers Act or other applicable law and the rules and regulations thereunder.

              8. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Trust otherwise than as trustees, officers or agents.

              9. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

             10. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to such Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

             11. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

             12. This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved in the manner required by the 1940 Act. This Agreement shall continue in effect as to a Fund until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

     This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty as to a Fund by such Fund or by the Adviser upon sixty (60) days' written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the applicable Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms "assignment" and "vote of the majority of outstanding voting securities" shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

             13. This Agreement may be amended or modified only by a written instrument executed by both parties.

             14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

             15. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

             16. All parties hereto are expressly put on notice of the Trust's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust (and its Funds) by the Trust's officers as officers and not individually and the obligations imposed upon the Trust (and its Funds) by this Agreement are not binding upon any of the Trust's trustees, officers or shareholders individually but are binding only upon the assets and property of the applicable Fund, and persons dealing with the Trust or a Fund thereof must look solely to the assets of the applicable Fund for the enforcement of any claims.

             17. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 16 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

                                        FIRST TRUST EXCHANGE-TRADED FUND II


                                        By:____________________________________
                                          Name:
                                          Title:


ATTEST: ______________________________
    Name:
    Title:


                                        FIRST TRUST ADVISORS L.P.


                                        By:____________________________________
                                          Name:
                                          Title:


ATTEST:  _____________________________
    Name:
    Title:

                                   SCHEDULE A

                           (as of ___________, 2010)

                                     FUNDS

                                                      ANNUAL RATE OF
                                                       AVERAGE DAILY
  SERIES                                                NET ASSETS                    EFFECTIVE DATE

  First Trust ISE Global Copper Index Fund                 0.70%

  First Trust ISE Global Platinum Index Fund               0.70%

  First Trust BICK Index Fund                              0.64%

  First Trust NASDAQ CEA Smartphone Index Fund             0.70%

                                                                     EXHIBIT A-4


                                    FORM OF
                             NEW ADVISORY AGREEMENT
                                      FOR
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND


                        INVESTMENT MANAGEMENT AGREEMENT

      INVESTMENT MANAGEMENT AGREEMENT made this ____ day of ______, _____, by and between FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND, a Massachusetts business trust (the "Trust"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser").

      WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company;

      WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets;

      WHEREAS, the Trust offers shares in the series set forth on Schedule A attached hereto and any other series as to which this Agreement may hereafter be made applicable and set forth on Schedule A, which may be amended from time to time (each such series being herein referred to as a "Fund," and collectively as the "Funds"); and

      WHEREAS, the Trust desires to retain the Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and the Adviser is willing to furnish such services.

                                  WITNESSETH:

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

       1. The Trust hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with each Fund's investment objective and policies and limitations, and to administer each Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Trust for the period and upon the terms herein set forth. The investment of each Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the l940 Act, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end management investment companies.

      The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Funds' transfer agent, administrator or other service providers) for the Funds, to permit any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of a Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided, that nothing contained herein shall be deemed to relieve the Adviser of any obligation to a Fund under any separate agreement or arrangement between the parties.

       2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall neither have the authority to act for nor represent the Trust in any way, nor otherwise be deemed an agent of the Trust.

       3. For the services and facilities described in Section 1, each Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of each Fund's average daily net assets as set forth on Schedule A.

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

       4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Trust, as trustees, officers or agents of the Trust, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

       5. For purposes of this Agreement, brokerage commissions paid by a Fund upon the purchase or sale of a Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

       6. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of a Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Trust's Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust, or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to a Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of a Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, each Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever a Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      The Adviser will not arrange purchases or sales of securities between a Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Trust's policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of each Fund, and (c) the Trust's Board of Trustees have approved these types of transactions.

      To the extent a Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

      The Adviser will communicate to the officers and trustees of the Trust such information relating to transactions for the Funds as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Trust or the Adviser, except as may be permitted under the 1940 Act.

         The Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Trust and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report regularly to the Board of Trustees of the Trust (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of each Fund, including, without limitation, review of the general investment strategies of each Fund, the performance of each Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Trust; and

             (d) will prepare and maintain such books and records with respect to each Fund's securities and other transactions as required under applicable law and will prepare and furnish the Trust's Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for each Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the
      Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Trust are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Trust otherwise than as trustees, officers or agents.

       8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       9. Subject to obtaining the initial and periodic approvals required under
Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to a Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to a Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

      10. The Trust acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies that are not a series of the Trust. In addition, the Trust acknowledges that the persons employed by the Adviser to assist in the Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Trust in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      11. This Agreement shall be effective on the date provided on Schedule A for each respective Fund, provided it has been approved by a vote of a majority of the outstanding voting securities held by shareholders of the respective Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect as to a Fund until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by a Fund or by the Adviser upon sixty (60) days' written notice to the other party. Each Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the applicable Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms "assignment" and "vote of the majority of outstanding voting securities" shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

      12. This Agreement may be amended or modified only by a written instrument executed by both parties.

      13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

      14. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

      15. All parties hereto are expressly put on notice of the Trust's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Trust (and its Funds) by the Trust's officers as officers and not individually and the obligations imposed upon the Trust (and its Funds) by this Agreement are not binding upon any of the Trust's Trustees, officers or shareholders individually but are binding only upon the assets and property of the applicable Fund, and persons dealing with the Trust or a Fund thereof must look solely to the assets of the applicable Fund for the enforcement of any claims.

      16. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 15 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed on the day and year above written.

                                        FIRST TRUST EXCHANGE-TRADED ALPHADEX(R)
                                          FUND


                                        By:____________________________________
                                          Name:
                                          Title:

ATTEST:  _________________________
    Name:
    Title:

                                        FIRST TRUST ADVISORS L.P.


                                        By:____________________________________
                                          Name:
                                          Title:

ATTEST:  _________________________
    Name:
    Title:

                                   SCHEDULE A

                                     FUNDS

                                                              ANNUAL RATE
                                                               OF AVERAGE
                                                               DAILY NET
             INDEX SERIES                                        ASSETS            EFFECTIVE DATE
First Trust Consumer Discretionary AlphaDEX(R) Fund              0.50%
First Trust Consumer Staples AlphaDEX(R) Fund                    0.50%
First Trust Energy AlphaDEX(R) Fund                              0.50%
First Trust Financials AlphaDEX(R) Fund                          0.50%
First Trust Health Care AlphaDEX(R) Fund                         0.50%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund       0.50%
First Trust Materials AlphaDEX(R) Fund                           0.50%
First Trust Technology AlphaDEX(R) Fund                          0.50%
First Trust Utilities AlphaDEX(R) Fund                           0.50%
First Trust Large Cap Core AlphaDEX(R) Fund                      0.50%
First Trust Mid Cap Core AlphaDEX(R) Fund                        0.50%
First Trust Small Cap Core AlphaDEX(R) Fund                      0.50%
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund       0.50%
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund      0.50%
First Trust Multi Cap Value AlphaDEX(R) Fund                     0.50%
First Trust Multi Cap Growth AlphaDEX(R) Fund                    0.50%

FORM OF PROXY CARD
------------------


[LOGO OMITTED]  FIRST TRUST       FIRST TRUST EXCHANGE-TRADED FUND
                                  [INSERT FUND NAME]

                                  Proxy Card for Joint Special Meetings of
                                  Shareholders - December 6, 2010

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
                        FIRST TRUST EXCHANGE-TRADED FUND

The undersigned holder of shares of the [INSERT FUND NAME] (the "Fund"), a series of First Trust Exchange-Traded Fund (the "Trust"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 4:00 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and Joint Proxy Statement dated October 19, 2010, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                                     THIS  PROXY, WHEN PROPERLY EXECUTED, WILL
                                     BE VOTED IN THE MANNER DIRECTED BY THE
Registration dynamically             UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
     printed here                    IS MADE, THIS PROXY WILL BE VOTED FOR
                                     THE PROPOSAL SET FORTH.

                                     PLEASE  VOTE,  DATE AND SIGN ON REVERSE
                                     SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                     ENVELOPE.


         PLEASE FOLD HERE AND RETURN ENTIRE PROXY CARD - DO NOT DETACH

--------------------------------------------------------------------------------

[GRAPHIC       BY INTERNET
OMITTED]       -----------

               To vote on the Internet, go to www.proxyonline.com and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.


[GRAPHIC       BY TELEPHONE
OMITTED]       ------------

               To cast your vote by phone with a proxy voting representative, call toll-free 1-866-530-8634 and provide the representative the control number found on the reverse side of this Proxy Card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.


[GRAPHIC       BY MAIL
OMITTED]       -------

               To vote by mail, mark the appropriate voting box on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: FIRST TRUST FUNDS, P.O. BOX 6500, CARLSTADT, NJ 07072.


       PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.

[INSERT FUND NAME]


                                                         CONTROL NUMBER
                                                  -----------------------------

                                                  -----------------------------

     PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THE PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTIONS HAVE BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]


                                                       FOR    AGAINST   ABSTAIN

Proposal - The Board of Trustees recommends a vote FOR the Proposal to approve a new
Investment Management Agreement between the
Trust, on behalf of the Fund, and First
Trust Advisors L.P.

Approval of New Investment Management Agreement        [ ]      [ ]       [ ]



Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


__________________________________________________________
Shareholder sign here

__________________________________________________________
Joint owner sign here

__________________________________________________________
Date:



NON-VOTING ITEMS

MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Joint Special Meetings [ ]

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CHANGE OF ADDRESS - Please print new address below.


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